Exhibit 10.13

CONFIDENTIAL TREATMENT REQUESTED

STOCK PURCHASE AGREEMENT

among

SPERO CANTAB, INC.,

SPERO CANTAB UK LIMITED,

SPERO THERAPEUTICS, LLC,

PBB DISTRIBUTIONS LIMITED,

NEW PHARMA LICENSE HOLDINGS LIMITED,

CANTAB ANTI-INFECTIVES LTD,

and

PRO BONO BIO PLC

Dated as of June 6, 2016

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

This STOCK PURCHASE AGREEMENT, dated as of June 6, 2016 (this “Agreement”), is among SPERO CANTAB, INC., a Delaware corporation (“Spero”); SPERO CANTAB UK LIMITED, a company organized under the laws of England and Wales, having registration number 10175336 and a wholly-owned subsidiary of Spero (“Purchaser”); solely for purposes of Section 7.14, SPERO THERAPEUTICS, LLC, a Delaware limited liability company (“Spero Therapeutics”); PBB DISTRIBUTIONS LIMITED, a company organized under the laws of Malta and having registration number C 75891 and a wholly-owned subsidiary of Parent (“Seller”); NEW PHARMA LICENSE HOLDINGS LIMITED, a company organized under the laws of Malta and having registration number C47138 (the “Company”); CANTAB ANTI-INFECTIVES LTD, a company organized under the laws of England and having registration number 8217622 (“CAI”); and, solely for purposes of Article VI, PRO BONO BIO PLC, a company organized under the laws of England and having registration number 8705972 (“Parent”). Capitalized terms used herein have the meanings ascribed to them in Section 7.07.

WHEREAS, Parent is the owner of all of the issued and outstanding ordinary shares of PBB (Malta) Limited, a company organized under the laws of Malta and having registration number C62504, which, in turn, is the owner of all of the issued share capital of the Seller;

WHEREAS, Seller is the owner of all of the issued share capital of the Company (the “Transferred Shares”) and all of the issued and outstanding shares of capital stock of CAI;

WHEREAS, the Company is the owner of certain intellectual property relating to the research, development and commercialization of polymyxins to treat bacterial infections, as more particularly described in Exhibit A attached hereto (collectively, the “Program IP”);

WHEREAS, Seller desires to sell, and Purchaser desires to purchase, all of the Transferred Shares, upon the terms and subject to the conditions set forth in this Agreement (the “Acquisition”);

WHEREAS, CAI is party to a certain Award/Contract with the National Institute of Allergy and Infectious Diseases (“NIAID”), Contract Number HHSN272201500014C, dated effective July 1, 2015 (the “NIAID Contract”); and

WHEREAS, in connection with the Acquisition, CAI desires to assign to Purchaser, and Purchaser desires to assume from CAI, the NIAID Contract, upon the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

ARTICLE I

Purchase and Sale of Transferred Shares

SECTION 1.01 Purchase and Sale. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, Seller shall sell to Purchaser with full title guarantee, and Purchaser shall purchase from Seller, all of Seller’s right, title and interest in and to the Transferred Shares, free and clear of all claims, charges, liens, contracts, rights, options, security interests, mortgages, encumbrances, precautionary warrants, executive warrants and restrictions of every kind and nature (collectively, “Liens”), for a purchase price (the “Purchase Price”) consisting of (i) one hundred twenty-five (125) shares of Spero’s common stock, $0.001 par value per share, which shares shall be issued by Spero to Seller on the Closing Date pursuant to a Subscription Agreement in substantially the form attached hereto as Exhibit B (the “Subscription Agreement”, and the shares to be issued thereunder, the “Equity Consideration”), and which Equity Consideration represents twelve and one-half percent (12.5%) of the Fully Diluted Shares (as such term is defined in the Subscription Agreement), (ii) the Upfront Consideration, payable in accordance with Section 1.02 below, (iii) the Milestone Consideration, payable in accordance with Section 1.03 below, (iv) the Royalty Payments, payable in accordance with Section 1.04 below and (v) the NIAID Payments, payable in accordance with Section 1.05 below.

SECTION 1.02 Upfront Consideration. At the Closing, Purchaser shall pay to Seller an amount in cash equal to Three Hundred Thousand Dollars ($300,000) (the “Upfront Consideration”), which shall be creditable against Purchaser’s obligation to make NIAID Payments under Section 1.05 below.

SECTION 1.03 Milestone Consideration.

(a) Milestone Events. Upon the occurrence of each of the events (each, a “Milestone Event”) set forth in the table below (the “Milestone Table”), Purchaser shall pay to Seller the corresponding amount set forth opposite such Milestone Event in the Milestone Table (each such payment, a “Milestone Payment”, and collectively, the “Milestone Consideration”) in accordance with Section 1.03(b) below. Milestone Events (i)(A) through (and including) (i)(E) set forth in the Milestone Table are referred to in this Agreement as “Regulatory Milestone Events” and Milestone Event (ii)(A) set forth in the Milestone Table below is referred to in this Agreement as the “[***] Milestone Event”. Payment in respect of the [***] Milestone Event is referred to in this Agreement as the “[***] Milestone Payment”.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

	Milestone Event	Milestone Payment
(i)	Regulatory Milestone Events

	(A) [***]	$[***]

	(B) [***]	$[***]

	(C) [***]	$[***]

	(D) [***]	$[***]

	(E) [***]	$[***]

(ii)	[***] Milestone Event

	(A) [***].	£5,000,000

Each of the Milestone Payments shall be payable a maximum of one (1) time only even if achieved more than one (1) time with one or more Products. For the avoidance of doubt, (x) each of the Milestone Payments shall become payable upon the occurrence of the associated Milestone Event, irrespective of the order in which the Milestone Events occur relative to each other, and (y) no amounts shall be due for subsequent or repeated achievements of any Milestone Event.

(b) Notice and Payment. No later than ten (10) days after the end of the calendar month in which a Milestone Event occurs, Purchaser shall (i) provide written notice (a “Milestone Statement”) to Seller of the occurrence of such Milestone Event and (ii) subject to Sections 6.02(b) and 1.05(c), pay the corresponding Milestone Payment.

SECTION 1.04 Royalty Payments. During the Royalty Term, royalty payments (the “Royalty Payments”) shall be paid by Purchaser to Seller in accordance with this Section 1.04.

(a) Royalty Rates. The amount of the Royalty Payments shall equal [***] percent ([***]%) of annual worldwide Net Sales of each Product; provided, however, that if, at any time during the Royalty Term applicable to a Product, a Generic Product is sold to the general public by any person other than the Purchaser and its Affiliates or Commercial Licensees, then, from and after the date of first sale of such Generic Product, the royalty rate payable with respect to sales of such Product shall be reduced, on a country-by-country basis in each country where such Generic Product is sold, to [***] percent ([***]%) of Net Sales.

(b) Royalty Term. The Royalty Payments payable by Purchaser to Seller shall be paid on a Product-by-Product and country-by-country basis until the later of (i) the date which is ten (10) years after the First Commercial Sale of such Product in such country and (ii) the expiration in such country of the last to expire Valid Claim of any of the Patents identified in paragraph 3.12(a) of the Disclosure Letter (collectively, the “Transferred Patents”) claiming such Product (the “Royalty Term”).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(c) Royalty Report and Payment. During the Royalty Term, no later than [***] after the end of each Calendar Quarter, Purchaser or its Affiliates shall pay to Seller the Royalty Payments payable for such Calendar Quarter and provide a royalty report (the “Royalty Report”) showing:

(i) the Net Sales of each Product sold by (A) Purchaser and its Affiliates and (B) Purchaser’s Commercial Licensees, in each case during such Calendar Quarter;

(ii) the Royalty Payments, reflected in Dollars, which shall have accrued hereunder with respect to any Net Sales of each Product;

(iii) withholding Taxes, if any, to be deducted with respect to such Royalty Payments; and

(iv) the rate of exchange, if applicable, as calculated using the average of the foreign currency exchange rate for converting the applicable currency into Dollars as published by Bloomberg Business during the Calendar Quarter.

(d) Third Party Royalty Set-Off. If Purchaser or any of its Affiliates or Commercial Licensees obtains a license from a third party to an Infringed Patent after arm’s length negotiations, Purchaser may offset up to [***] percent ([***]%) of any payments due thereunder with respect to sales of any Product against the royalty payments that are due to Seller with respect to Net Sales of such Product under this Section 1.04; provided that in no event shall royalties paid to Seller under this Section 1.04 with respect to any such Product be reduced below [***] percent ([***]%) of the royalty rate applicable to such Product under Section 1.04(a).

SECTION 1.05 NIAID Contract.

(a) Novation of NIAID Contract; Interim Payments. Seller and CAI shall use commercially reasonable efforts to procure the novation of the NIAID Contract, from CAI to Spero. During the period from the Closing Date until the earlier of (i) the effective date of the novation of the NIAID Contract from CAI to Spero and (ii) the expiration or termination of the NIAID Contract (the “Interim Period”): (A) if requested to do so by Spero from time to time, Seller and CAI shall each use its commercially reasonable efforts to preserve all material rights of, and material benefits to, Seller and CAI under the NIAID Contract, including, without limitation, receipt of the NIAID Contract Funding and (B) CAI shall continue work under the NIAID Contract as directed by Spero and consistent with the terms of the CAI Services Agreement (as defined in Section 1.06(b) below) and as otherwise provided in Section 1.06 below. Once agreement by the counterparty to the NIAID contract for the novation of the NIAID Contract is obtained, CAI and Spero shall promptly enter into the novation agreement.

(b) NIAID Payments. Purchaser shall make the following payments to Seller (collectively, the “NIAID Payments”):

(i) Purchaser shall pay to Seller an amount equal to [***] percent ([***]%) of the total amount of all NIAID Contract Funding actually received by the NIAID Recipient (as defined below) from time to time in respect of the Base Requirement, as defined in the NIAID Contract, payable in each case within [***] after the NIAID Recipient’s receipt from time to time of such NIAID Contract Funding;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(ii) Upon the attainment of the milestone of Option One, as defined in the NIAID Contract, being exercised, Purchaser shall pay to Seller an amount equal to [***] percent ([***]%) of all NIAID Contract Funding actually received by the NIAID Recipient from time to time in respect of Option One, payable in each case within [***] after the NIAID Recipient’s receipt from time to time of such NIAID Contract Funding;

(iii) Upon the attainment of the milestone of Option Two, as defined in the NIAID Contract, being exercised, Purchaser shall pay to Seller an amount equal to [***] percent ([***]%) of all NIAID Contract Funding actually received by the NIAID Recipient from time to time in respect of Option Two, payable in each case within [***] after the NIAID Recipient’s receipt from time to time of such NIAID Contract Funding; and

(iv) Upon the attainment of the milestone of Option Three, as defined in the NIAID Contract, being exercised, Purchaser shall pay to Seller an amount equal to [***] percent ([***]%) of all NIAID Contract Funding actually received by the NIAID Recipient from time to time in respect of Option Three, payable in each case within [***] after the NIAID Recipient’s receipt from time to time of such NIAID Contract Funding;

provided, however, that the total amount payable by Purchaser under this Section 1.05(b) shall not exceed [***] Dollars ($[***]). Notwithstanding the foregoing, the Upfront Consideration shall be credited against Purchaser’s payment obligations under this Section 1.05(b) such that no amount shall be due under this Section 1.05(b) unless and until the total aggregate amount due under this Section 1.05(b) exceeds the amount of the Upfront Consideration, and then only to the extent of such excess.

For the purpose of this Section 1.05(b), the “NIAID Recipient” is, pending novation of the NIAID Contract to Spero, CAI or any of its Affiliates and, following novation of the NIAID Contract to Spero, Spero or any of its Affiliates.

(c) Offset for Upfront Consideration. In the event that the total aggregate amount of the NIAID Payments payable by Purchaser under this Section 1.05 is less than the amount of the Upfront Consideration, then, notwithstanding anything in this Agreement to the contrary, the amount of the difference shall be creditable against Purchaser’s payment obligations under Sections 1.03 and 1.04 above.

SECTION 1.06 Certain Services.

(a) Termination of Development and License Agreement. The parties acknowledge and agree that prior to the Closing, CAI shall procure the termination of that certain Development and License Agreement among CAI, [***], dated [***] (the “CAI Development Agreement”).

(b) New Services Agreement. At the Closing, Purchaser, Spero, the Company and CAI shall enter into an agreement (the “CAI Services Agreement”) under which CAI shall continue to perform all or some of the research and development activities that are conducted by CAI under the NIAID Contract as of the date hereof, and certain other research and development activities for the Company.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

SECTION 1.07 Assignment, Novation and Termination of the [***] License Agreements.

(a) Seller shall procure that prior to Closing the Company shall (i) novate the Exclusive Sub-License Agreement to a subsidiary of the Parent and terminate the Sub-License Agreement and (ii) assign the intellectual property defined in the Exclusive License (the “Assigned IP”) to the Company and shall deliver such agreements to Purchaser at Closing. Seller and Parent warrants and represents to the Purchaser that (i) following such novation, termination and assignment, the Company shall have no further liability under the [***] License Agreements and shall have full legal and beneficial title to the Assigned IP free from all Liens; (ii) the Assigned IP was transferred to the Company at market value; and (iii) the Company does not have any liabilities or obligations to pay Tax of any nature whatsoever, due or to become due, accrued, absolute, contingent or otherwise.

SECTION 1.08 Payments; Records and Audit; Efforts.

(a) Manner of Payment and Exchange Rate. All payments to be made by Purchaser to Seller under Sections 1.02 through 1.06 shall be made in Dollars and shall be paid by wire transfer in immediately available funds to such bank account as is designated in writing by Seller from time to time. In computing the Dollar amount of any [***] Milestone Payment to be made by Purchaser under Section 1.03, after calculating the annual Net Sales for [***], the rate of exchange to be used in such computation shall be the average of the rate of exchange published by Bloomberg Business over the course of the Calendar Year in which such sales occurred. In computing the Dollar amount of Net Sales of a Product outside the United States, after calculating the Net Sales in the currency of sale, the rate of exchange to be used in such computation shall be the average of the rate of exchange published by Bloomberg Business over the course of the Calendar Quarter in which such sales occurred.

(b) Tax Withholding. Seller shall be liable for any and all Taxes required to be paid to any Governmental Entity (including any Tax authority of any jurisdiction) under any provision of United States federal, state, local or foreign Tax law on any payments made by Purchaser to Seller or its Affiliates under this Agreement. In the event that any payments made by or on behalf of Purchaser pursuant to this Agreement are subject to withholding Tax required to be paid to any Governmental Entity (including any Tax authority of any jurisdiction) under any provision of United States federal, state, local or foreign Tax law, Purchaser may deduct and withhold (without duplication) the amount of such withholding Tax from the amount otherwise payable to Seller. In such event, Purchaser shall notify Seller of such obligation, provide to Seller a detailed calculation of the amount withheld, and pay such withholding Tax to the proper Tax authority. Each party agrees to use commercially reasonable efforts and to cooperate with the other party to minimize any anticipated withholding Tax required to be paid under any provision of federal, state, local, or foreign Tax law with respect to the payments made by Purchaser to Seller under this Agreement. To the extent that amounts are so withheld and paid to the appropriate Governmental Entity (including any Tax authority of any jurisdiction) by Purchaser, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to Seller.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(c) Records and Audit. Purchaser shall keep, and shall contractually require that its Affiliates and its Commercial Licensees keep, books and records prepared in accordance with their respective standard accounting procedures and in accordance with GAAP, in each case consistently applied, for the purpose of determining and validating (i) the amount of Royalty Payments due to Seller hereunder, including, without limitation, the calculation of Net Sales in each country where Products are sold, (ii) whether or not the [***] Milestone Event has occurred and (iii) the amount of any NIAID Payments due to Seller hereunder. Such books and records will be kept at the principal place of business of Purchaser (or its Affiliates or its licenses, as applicable) and maintained for no less than [***] years following the end of the Calendar Year to which they pertain. At the request of Seller, Purchaser and its Affiliates and its Commercial Licensees shall permit an independent certified public accountant appointed by Seller and reasonably acceptable to Purchaser (or its Affiliates and its Commercial Licensees, as applicable), at reasonable times and upon reasonable notice, to examine those records as may be necessary to determine, with respect to any Calendar Year ending not more than [***] years prior to Seller’s request, the correctness or completeness of any report or payment pursuant to Sections 1.03, 1.04 or 1.05. The foregoing right of review may be exercised only once per Calendar Year and only once with respect to each such periodic report and payment. Results of any such examination shall be (A) limited to information relating to Products, (B) made available to both Purchaser and Seller and (C) subject to the confidentiality provisions set forth below. Prior to commencing any examination, the independent certified public accountant shall have agreed in writing to maintain all information learned in confidence, except as necessary to disclose to Purchaser and Seller the results of such examination, and shall have executed all customary release letters reasonably requested by Purchaser’s independent auditors. Seller shall bear the full cost of the performance of any such audit, unless such audit discloses a variance to the detriment of Seller of more than [***] percent ([***]%) from the amount of the original report or Royalty Payment or NIAID Payments calculation. In such case, Purchaser shall bear the full cost of the performance of such audit. Any underpayments of Royalty Payments, the [***] Milestone Payment or NIAID Payments shall be paid by Purchaser within [***] of notification of the results of such audit, together with interest at a rate of [***] percent ([***]%) per month for each Calendar Month since the payment due date. Any overpayments of Royalty Payments, the [***] Milestone Payment or the NIAID Payments shall be fully creditable by Purchaser against any amounts subsequently payable by Purchaser pursuant to this Agreement or, if no such amounts become payable within [***] after notification of such results, shall be refunded by Seller to Purchaser or its designee. Purchaser shall contractually require that its Affiliates and their respective Commercial Licensees submit to the exercise of Seller’s right of audit hereunder.

SECTION 1.09 Joint Steering Committee.

(a) Within [***] after the Closing Date, Purchaser and Seller shall establish a committee (the “Joint Steering Committee”) consisting of [***] individuals (the “Joint Steering Committee Members”). [***] Joint Steering Committee Members shall be selected by Purchaser and [***] Joint Steering Committee Members shall be selected by Seller. Each of Purchaser and Seller may replace any Joint Steering Committee Member selected by such party by written notice to the other party. Each Joint Steering Committee Member shall be appropriately qualified and experienced in order to make a meaningful contribution to the activities of the Joint Steering Committee.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(b) The purpose of the Joint Steering Committee is to provide a forum for the parties to share information and knowledge regarding Purchaser’s research, development and manufacturing activities exclusively relating to the development and commercialization of the Program IP (the “Program”) and the research and development of Products.

(c) The Joint Steering Committee shall meet as often as the Joint Steering Committee Members may mutually determine, but in no event less than [***] per Calendar Year, unless such requirement is waived by mutual written consent of Purchaser and Seller. Meetings of the Joint Steering Committee may be held at any location mutually determined by the Joint Steering Committee Members or by teleconference or videoconference. Each Joint Steering Committee Member, and any other individual invited to attend meetings of the Joint Steering Committee, shall be subject to appropriate confidentiality obligations. The quorum for Joint Steering Committee meetings shall be [***] Joint Steering Committee Members, composed of not less than one (1) Joint Steering Committee Member selected by each of Purchaser and Seller. Each party shall be responsible for the expenses of its designated Joint Steering Committee Members’ participation in the Joint Steering Committee.

(d) Notwithstanding anything to the contrary contained herein, the Joint Steering Committee shall act solely in an advisory capacity, and none of the activities of the Joint Steering Committee nor any decision by the Joint Steering Committee with respect to any matter shall limit or restrict in any manner whatsoever the rights or discretion of Purchaser with respect to a Product, the Program or otherwise, nor shall any activity or decision of the Joint Steering Committee be deemed to establish a course of conduct of the parties hereunder, nor otherwise be deemed to amend or modify in any manner any of the terms of this Agreement.

(e) The Joint Steering Committee may be dissolved, at any time, by the joint written consent of Purchaser and Seller, and shall be dissolved, in any event, upon the earlier of (i) [***] or (ii) Purchaser’s decision to cease development and commercialization of any Product.

SECTION 1.10 Further Assurances. At any time after the Closing, at any party’s reasonable request and, subject to Section 5.03, at the requesting party’s sole cost and expense, each other party shall take such further action (including the execution and delivery to the requesting party of such other reasonable instruments of sale, transfer, conveyance, assignment, assumption and confirmation, providing materials and information) as shall reasonably be deemed necessary to transfer, convey and assign to Purchaser the Transferred Shares and the Transferred Intellectual Property or otherwise to carry out the purposes of this Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

ARTICLE II

Closing

SECTION 2.01 Closing. The closing of the Acquisition (the “Closing”) shall take place on the date hereof (the “Closing Date”) at the offices of Osborne Clarke LLP, One London Wall, London EC2Y 5EB, unless another place is agreed to in writing by the parties (it being understood that the Closing may be effected by the delivery of documents via e-mail, facsimile and/or overnight courier). The Closing and will be effective as of 12:01 AM Boston, Massachusetts local time on the Closing Date.

(a) In connection with the execution and delivery of this Agreement, Purchaser shall deliver or cause to be delivered to Seller, at or before the Closing:

(i) the Upfront Consideration;

(ii) a reasonably current good standing or similar certificate of each of Spero and Spero Therapeutics, certified by the Secretary of State of the State of Delaware;

(iii) a reasonably current copy of the certificate of incorporation of each of Spero and Spero Therapeutics, certified by the Secretary of State of the State of Delaware;

(iv) certificates, duly executed by an authorized officer of each of Spero Therapeutics and Spero, (A) certifying and attaching a copy of the certificate of incorporation or by-laws (or the comparable governing instruments) of Spero or Spero Therapeutics (as the case may be); and (B) certifying and attaching all requisite resolutions or actions of the board of directors and, if applicable, the stockholders of Spero or Spero Therapeutics (as the case may be) approving (i) the execution and delivery of this Agreement and the Other Transaction Documents to which it is a party and (ii) the consummation of the transactions contemplated thereby; and

(v) a certified copy of the articles of association of Purchaser; attaching a copy of the resolutions and minutes of the board of directors of Purchaser approving (i) the execution and delivery of this Agreement and the relevant Other Transaction Documents and (ii) the consummation of the transactions contemplated thereby.

(b) In connection with the execution and delivery of this Agreement, Seller shall, at or before the Closing, deliver or cause to be delivered to Purchaser or, in the case of the items set out in paragraph (x) below, make available to Purchaser at the Maltese premises of the Company or such other location as Purchaser may reasonably request:

(i) one share certificate for the Transferred Shares in the name of the Purchaser accompanied by a share transfer instrument relating to the Transferred Shares as signed by the Seller;

(ii) a signed statutory Form T relating to the Transferred Shares;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(iii) a copy of the updated register of members of the Company, certified by an officer of the Company and showing the details of the Purchaser as sole shareholder of the Company;

(iv) a written declaration, signed by a duly authorized representative of the Company, confirming that the Transferred Shares are not subject to any precautionary or executive warrant;

(v) the written resignation of each officer and director (or equivalent) of the Company, effective as of the Closing, together with a signed statutory Form K relating to the resignations;

(vi) a certificate, duly executed by an authorized officer of Seller, certifying and attaching an extract from a meeting of the board of directors approving (A) the execution and delivery of this Agreement, the Subscription Agreement and the Shareholders Agreement and (B) the consummation of the transactions contemplated thereby;

(vii) a certificate, duly executed by an authorized officer of the Company, (A) certifying and attaching a copy of the certificate of incorporation and the Memorandum and Articles of Association of the Company; and (B) certifying and attaching an extract from a meeting of the board of directors of the Company approving (i) the execution and delivery of this Agreement and the Other Transaction Documents and (ii) the consummation of the transactions contemplated thereby;

(viii) a certificate, duly executed by an authorized officer of CAI, (A) certifying and attaching a copy of the certificate of incorporation or by-laws (or the comparable governing instruments) of CAI; and (B) certifying and attaching all requisite resolutions or actions of the board of directors and, if applicable, the stockholders of CAI approving (i) the execution and delivery of this Agreement and the Other Transaction Documents and (ii) the consummation of the transactions contemplated thereby;

(ix) a certificate, duly executed by an authorized officer of the Parent, (A) certifying and attaching a copy of the certificate of incorporation or by-laws (or the comparable governing instruments) of the Parent; and (B) certifying and attaching all requisite resolutions or actions of the board of directors of the Parent approving (i) the execution and delivery of this Agreement and the Other Transaction Documents and (ii) the consummation of the transactions contemplated thereby;

(x) all of the books, data, documents, instruments and other records of or relating to the Company, including, without limitation, the original incorporation documents, foreign qualifications, by-laws, minute book, register of members, contracts and other agreements of the Company, all laboratory notebooks and other records, pre-clinical and clinical studies lists, files (including patent prosecution files), documents, correspondence, creative and promotional materials, studies, reports, data (including all pharmacological, pre-clinical, clinical, analytical, quality control and manufacturing data (including batch records and technical reports)) and other printed, written or electronic materials (in all cases, in any form or medium) owned by Seller or any of its Affiliates that relate exclusively to, or that arise exclusively out of, the Transferred Intellectual Property;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(xi) a reasonably current good standing certificate of the Company, as issued by the Registry of Companies in Malta;

(xii) evidence of termination of the CAI Development Agreement;

(xiii) evidence of novation of the Exclusive Sub-License Agreement required pursuant to Section 1.07(a);

(xiv) evidence of termination of the Sub-License Agreement required pursuant to Section 1.07(a); and

(xv) evidence of assignment of the Assigned IP required pursuant to Section 1.07(a).

ARTICLE III

Representations and Warranties of Seller

Except as Disclosed, Seller hereby warrants and represents to Purchaser as of the Closing Date as follows:

SECTION 3.01 Title to Transferred Shares. Seller owns the Transferred Shares, being fully paid-up shares in the Company, beneficially and of record free and clear of all Liens. There is no restriction affecting the ability of Seller to transfer the legal and beneficial title and ownership of the Transferred Shares to Purchaser and, upon delivery thereof to Purchaser pursuant to the terms of this Agreement, Purchaser will acquire record and beneficial title to the Transferred Shares free and clear of all Liens.

SECTION 3.02 Authority. Seller and the Company are each a legal entity, duly organized and validly existing under the laws of Malta. Seller and the Company have all requisite corporate power and authority to enter into this Agreement, and Seller, the Company and each of their respective Affiliates has all requisite corporate power and authority to enter into the Other Transaction Documents to which it is, or is specified to be, a party and to consummate the transactions contemplated hereby and thereby. All corporate acts and other proceedings required to be taken by Seller, the Company and each of their respective Affiliates to authorize the execution, delivery and performance of this Agreement and the Other Transaction Documents to which it is, or is specified to be, a party and to consummate the transactions contemplated hereby and thereby have been duly and properly taken. This Agreement and the Other Transaction Documents have been duly executed and delivered by Seller and the Company and, assuming this Agreement and the Other Transaction Documents have been duly authorized, executed and delivered by Purchaser and, if applicable, its Affiliates, constitute a legal, valid and binding obligation of each of Seller and the Company, enforceable against Seller and the Company in accordance with their terms, subject, as to enforcement, to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors’ rights generally and to general equitable principles.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

SECTION 3.03 No Conflicts; Consents.

(a) The execution and delivery of this Agreement and the Other Transaction Documents by Seller, the Company and their respective Affiliates, as applicable, and the consummation of the transactions contemplated hereby and thereby, and compliance with the terms and conditions hereof and thereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a material benefit under, or result in the creation of any Liens upon, any of the Transferred Shares or any of the assets of the Company under any provision of (i) the certificate of incorporation or by-laws (or the comparable governing instruments) of Seller, the Company or any of their respective Affiliates, (ii) any contract, to which Seller, the Company or any such Affiliate is a party or by which any of their respective properties or assets are bound, or (iii) any judgment, order or decree, or, subject to the matters referred to in clauses (i) and (ii) of paragraph (b) below, Applicable Laws; except in the case of clauses (ii) and (iii) as would not have a material adverse effect on the ability of Seller or the Company to consummate the transactions contemplated hereby or under the Other Transaction Documents and to perform their respective obligations under this Agreement or under each of the Other Transaction Documents.

(b) The execution, delivery and performance of this Agreement and the Other Transaction Documents, and the consummation of the transactions contemplated hereby or thereby, do not, and will not, require any consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any Governmental Entity except as may be required solely by reason of Purchaser’s or any Affiliate of Purchaser’s (as opposed to any third party’s) participation in the transactions contemplated hereby or thereby.

SECTION 3.04 Capitalization. The authorized share capital of the Company is USD100,000 consisting of 100,000 shares of USD1 each, whilst the issued share capital of the Company consists on the date hereof solely of [***] ordinary shares of USD1 each, fully paid up, all of which issued shares are owned by Seller, free and clear of all Liens. All of such shares are duly authorized, validly issued and fully paid and were issued in full compliance with all applicable laws. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of the authorized capital stock of the Company are as set forth in the Company’s memorandum and articles of association, a copy of which has been provided to Purchaser, and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable in accordance with Maltese law. As of the date hereof there are no outstanding subscriptions, options, warrants, rights, calls or convertible securities, stock appreciation rights (phantom or otherwise), joint venture, partnership or other commitments of any nature relating to shares in the share capital of the Company. As of the date hereof there is no obligation (contingent or other) to purchase, redeem or otherwise acquire any of the Company’s equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

SECTION 3.05 Subsidiaries. The Company does not (i) own of record or beneficially, directly or indirectly, any shares of capital stock or securities convertible into capital stock of any other corporation or any participating interest in any partnership, joint venture or other non-corporate business enterprise or (ii) control, directly or indirectly, any other entity.

SECTION 3.06 Absence of Undisclosed Liabilities The Company does not have any liabilities or obligations of any nature whatsoever, due or to become due, accrued, absolute, contingent or otherwise. Seller does not know of any basis for the assertion against the Company of any liability or obligation. The Company is not bound by any agreement, or subject to any charter or other corporate restriction or any legal requirement, which has, or in the future can reasonably be expected to have, a material adverse effect on the Company or its assets.

SECTION 3.07 Taxes. The Company has filed on a timely basis all returns, declarations, reports, claims for refunds and information returns or statements relating to Taxes, including all schedules or attachments thereto, and including any amendment thereof (“Tax Returns”) and tax reports required to be filed on or before the date hereof with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed and all such Tax Returns were correct and complete in all material respects. All Taxes which have become due or payable or required to be collected by the Company or as otherwise attributable to any periods ending on or before the date hereof and all interest and penalties thereon, whether disputed or not, have been paid in full (whether or not shown on any Tax Return) or have been provided for in the accounts of the Company or payment of the Tax is otherwise taken into account in the accounts of the Company.

SECTION 3.08 Litigation. There is no (i) action, suit, claim, proceeding or investigation pending or, to the best of Seller’s knowledge, threatened against the Company, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, whether of Malta or any other jurisdiction, or (ii) arbitration proceeding or governmental inquiry pending or threatened against the Company, and, to the best of Seller’s knowledge, there are no circumstances likely to give rise to any of the foregoing. Neither the Company nor Seller has received any opinion or memorandum or advice from legal counsel to the effect that the Company is exposed, from a legal standpoint, to any liability or disadvantage which may be material to its business, prospects, financial condition, operations, property, assets or affairs. There are no outstanding orders, writs, judgments, injunctions or decrees of any court, governmental agency or arbitration tribunal against the Company. The Company is not in default with respect to any order, writ, injunction or decree served upon it from any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, whether of Malta or any other jurisdiction. There is no action or suit by the Company pending or threatened against others.

SECTION 3.09 Property. Paragraph 3.09 of the Disclosure Letter contains a true and complete list of all tangible personal property owned by or leased to the Company (the “Tangible Personal Property”). Except as shown in paragraph 3.09 of the Disclosure Letter, the Company has good and marketable title free and clear of all Liens to the Tangible Personal Property listed as owned by it. The Company does not own or lease any real estate.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

SECTION 3.10 Assumptions, Guaranties, Etc. of Indebtedness of Other Persons. The Company has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable on any indebtedness of any other person (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor, or otherwise to assure the creditor against loss).

SECTION 3.11 Transactions With Affiliates. No director, officer or Affiliate of the Company, or member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or any member of the family of any such person, has a substantial interest or is an officer, director, trustee, partner or holder of any equity interest, is a party to any transaction with the Company, including any contract, agreement or other arrangement.

SECTION 3.12 Intellectual Property.

(a) Paragraph 3.12(a) of the Disclosure Letter sets forth, for each of the Transferred Patents, the name of the current owner(s) (including any co-owner) thereof (and, if the owner is not the Company, the corresponding license agreement pursuant to which Seller has the right to use such Intellectual Property) and the jurisdiction of each such issued or pending Transferred Patent. The Transferred Patents are (A) valid, enforceable, subsisting and in full force and effect and, as applicable, have been filed in accordance with all Applicable Laws, (B) not the subject of any opposition, cancellation, interference, reissue, reexamination or other similar proceeding, (C) owned, held and recorded solely in the name of the Company as record and beneficial owner and (D) in compliance with all formal legal requirements. All annuity and maintenance fees that are necessary in order to keep the Transferred Patents in force have been paid by the Company.

(b) The Company solely and exclusively owns all right, title and interest in and to, or possesses a valid and enforceable right to use pursuant to a written license agreement set forth in paragraph 3.12(b) of the Disclosure Letter, the Transferred Intellectual Property, free and clear of all Liens, including any restrictions, limitations and obligations (including any royalty payment or other obligations or contractual limitations (other than pursuant to the terms of any agreement set forth in paragraph 3.12(b) of the Disclosure Letter)), and the consummation of the transactions contemplated hereby does not conflict with, alter or impair any such rights of the Company in or to any of the Transferred Intellectual Property and the Transferred Intellectual Property shall be solely and exclusively owned or available for use by Purchaser immediately after the Closing on terms and conditions identical to those under which the Company owned and/or used the Transferred Intellectual Property immediately prior to the Closing. To the Knowledge of Seller, no Transferred Intellectual Property is subject to any outstanding consent, settlement, decree, order, injunction, judgment or ruling, or any contract restricting or otherwise limiting the use, ownership, validity, enforceability, disposition or exploitation thereof.

(c) To the Knowledge of Seller, no academic institution, research center or Governmental Entity (or any person working for or on behalf of any of the foregoing) or any other person (other than Seller and/or any of its Affiliates) has, or will be entitled to have, any right, title or interest (including any “march in” or co-ownership rights) in or to any Intellectual Property included in the Transferred Intellectual Property (including any claim or option to any of the foregoing). Except as set forth in paragraph 3.12(c) of the Disclosure Letter, to the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Knowledge of Seller, no funding, Intellectual Property, facilities, personnel or other resources of any Governmental Entity or university or other academic institution or research center or of any other person has been used in connection with the conception, invention, reduction to practice, development or other creation of any Intellectual Property included in the Transferred Intellectual Property. Except as set forth in paragraph 3.12(c) of the Disclosure Letter, the Company has not granted any license (including any sublicense), option, assignment or other agreement (including any covenants not to sue) or any other right, title or interest with respect to any Transferred Intellectual Property.

(d) To the Knowledge of Seller, the Program IP and the research and development of Products by the Company has not infringed, misappropriated or otherwise violated the Intellectual Property rights of any other person. Neither the Company nor CAI has received any written charge, complaint, claim, demand, communication or other notice, or is or has been a party to any lawsuit, claim, action or proceeding, where any person has (i) alleged, with respect to the Program IP or any Product, that the Company or CAI has infringed, misappropriated or otherwise violated, or will violate through the Program IP or the exploitation of any such Product, any Intellectual Property rights of any other person (including pursuant to any notice or demand that the Company or CAI must license or refrain from using any Intellectual Property of any other person), or (ii) challenged the validity, use, ownership, enforceability of, or has claimed any right, title or interest in or to, any Transferred Intellectual Property, and, with respect to each of clauses (i) and (ii), to the Knowledge of Seller, no such claim has been asserted or threatened, and there is no reasonable basis for any such claim. To the Knowledge of Seller, no person has infringed, misappropriated or otherwise violated any Transferred Intellectual Property.

(e) The Company, its Affiliates and CAI have taken commercially reasonable steps to protect, and to maintain and enforce all rights under, the Transferred Intellectual Property, including the secrecy, confidentiality and value of trade secrets and other confidential information. The Company, each of its Affiliates and CAI require each of their current and former employees, consultants and independent contractors to enter into valid and enforceable agreements with the Company, such Affiliate or CAI pursuant to which such person agrees and is bound to maintain and protect the confidential information of the Company and its Affiliates and assigns to the Company, such Affiliate or CAI all Intellectual Property authored, developed or otherwise created by such person in the course of such person’s employment or other engagement with the Company or any of its Affiliates, all in accordance with all Applicable Laws, and ensures that any entity conducting any research, develop or other activities on behalf of the Company or its Affiliates does the same.

(f) To the Knowledge of Seller, all listed inventors in the Transferred Patents are the sole inventors of such Patents, and all inventors of any inventions claimed by any Transferred Patent or other Transferred Intellectual Property have each assigned such person’s entire right, title and interest in and to any and all intellectual property rights in and to such inventions to the Company or one of its Affiliates, or, if the Company or one of its Affiliates acquired any such Patents or other Intellectual Property, then to the person who employed or otherwise engaged such inventor, and such person has assigned the same to Seller or one of its Affiliates. To the Knowledge of Seller, no claims have been asserted challenging the inventorship of any of the Transferred Patents.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

SECTION 3.13 Compliance with Applicable Laws. The Company and CAI are, and have been, in compliance with all applicable statutes, laws, principles of common law, ordinances, rules, orders, regulations and any other provisions having the force or effect of law, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act of 2010 and similar Laws of any applicable jurisdiction, (such laws and regulations “Applicable Laws”), except for instances of noncompliance that, individually or in the aggregate, would not be material to the Transferred Shares, the Transferred Intellectual Property or the Products. None of Seller, the Company or any of their respective Affiliates has received during the [***] years prior to the date hereof any written communication from a Governmental Entity that alleges that the Company or CAI is in violation of any Applicable Laws except for any such violations that, individually or in the aggregate, would not be material to the Transferred Shares, the Transferred Intellectual Property or the Products.

ARTICLE IV

Warranties of Purchaser

Purchaser hereby warrants to Seller as follows:

SECTION 4.01 Authority. Each of Purchaser, Spero and Spero Therapeutics is a legal entity, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Each of Purchaser, Spero and Spero Therapeutics has all requisite corporate power and authority to own and operate its properties and assets and carry on its business as currently conducted, and to enter into this Agreement and the Other Transaction Documents to which it is, or is specified to be, a party and to consummate the transactions contemplated hereby and thereby. All corporate acts and other proceedings required to be taken by Purchaser, Spero and/or Spero Therapeutics to authorize the execution, delivery and performance of this Agreement and the Other Transaction Documents to which it is, or is specified to be, a party and to consummate the transactions contemplated hereby and thereby have been duly and properly taken. This Agreement and the Other Transaction Documents have been duly executed and delivered by Purchaser, Spero and Spero Therapeutics and, assuming this Agreement and the Other Transaction Documents have been duly authorized, executed and delivered by Seller and the Company, constitute a legal, valid and binding obligation of each of Purchaser, Spero and Spero Therapeutics, enforceable against Purchaser, Spero and Spero Therapeutics in accordance with their terms, subject, as to enforcement, to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors’ rights generally and to general equitable principles.

SECTION 4.02 No Conflicts; Consents.

(a) The execution and delivery of this Agreement and each Other Transaction Document by Purchaser, Spero and Spero Therapeutics does not, and will not, and the consummation of the transactions contemplated hereby and thereby and compliance with the terms hereof and thereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of Purchaser, Spero or Spero Therapeutics under,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

any provision of (i) its certificate of incorporation or by-laws, (ii) the provisions of any of the Purchaser’s, Spero’s or Spero Therapeutics’ preferred shares or convertible securities, (iii) any contract to which Purchaser, Spero or Spero Therapeutics is a party or by which any of its properties or assets are bound or (iv) any judgment, order, or decree, or, subject to the matters referred to in paragraph (b) below, Applicable Laws, except, in the case of clauses (iii) and (iv), as would not have a material adverse effect on the ability of Purchaser, Spero or Spero Therapeutics (as the case may be) to consummate the transactions contemplated hereby or under any of the Other Transaction Documents and to perform its obligations under this Agreement and under each of the Other Transaction Document. No vote or approval of the stockholders of Purchaser, Spero Therapeutics or any of their Affiliates is required in order to consummate the transactions contemplated by this Agreement or the Other Transaction Documents.

(b) No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required to be obtained or made by or with respect to Purchaser, Spero Therapeutics or any of their Affiliates in connection with the execution, delivery and performance of this Agreement, the Other Transaction Documents or the consummation of the transactions contemplated hereby or thereby.

SECTION 4.03 Actions and Proceedings. There are no (a) outstanding judgments, orders, injunctions or decrees of any Governmental Entity against Purchaser, Spero or Spero Therapeutics (b) lawsuits, actions or proceedings pending or, to the knowledge of Purchaser, Spero or Spero Therapeutics, threatened against Purchaser, Spero or Spero Therapeutics, or (c) investigations by any Governmental Entity which are pending or, to the knowledge of Purchaser, Spero or Spero Therapeutics, threatened against Purchaser, Spero or Spero Therapeutics.

SECTION 4.04 Solvency. Immediately after giving effect to the transactions contemplated hereby and under the Other Transaction Documents, each of Purchaser, Spero and Spero Therapeutics shall be solvent and shall (a) be able to pay its debts as they become due and (b) have adequate capital to carry on its business. No transfer of property is being made and no obligation is being incurred in connection with the transactions contemplated hereby and under the Other Transaction Documents with the intent to hinder, delay or defraud either present or future creditors of Purchaser, Spero, Spero Therapeutics or Seller. In connection with the transactions contemplated hereby and under the Other Transaction Documents, neither Purchaser, Spero nor Spero Therapeutics has incurred, or plans to incur, debts beyond its ability to pay as they become absolute and matured.

SECTION 4.05 Pre-Emption and Dilution. The issuance of the Equity Consideration will not trigger any right of anti-dilution or any preemptive rights held by any holders of Spero’s capital stock or other securities convertible into capital stock.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

ARTICLE V

Covenants

SECTION 5.01 Publicity. The parties agree that no public release or announcement shall be issued or any communications made to any news media concerning the transactions contemplated hereby or under the Other Transaction Documents by any party or its Affiliates without the prior written consent of the Purchaser (for itself and its Affiliates) (on the one hand) or the Seller (for itself and its Affiliates) (on the other hand) (which consent, in any such case, shall not be unreasonably withheld or delayed), except as such release or announcement may be required by Applicable Laws or the rules or regulations of any United States or foreign securities exchange to which such party is subject.

SECTION 5.02 Tax Matters. All Taxes and any filing or recording fees applicable to the Acquisition shall be paid by Purchaser. Each party shall use commercially reasonable efforts to minimize any such Taxes or fees and to avail itself of any available exemptions from any such Taxes or fees, and to cooperate with the other party in providing any information and documentation that may be necessary to obtain such exemptions.

SECTION 5.03 Books and Records.

(a) In order to facilitate the resolution of any claims made against or incurred by Seller prior to the Closing, or for any other reasonable purpose, for a period of [***] years after Closing, Purchaser shall:

(i) retain the books and records of the Company relating to periods prior to the Closing in a manner reasonably consistent with the prior practices of Seller; and

(ii) upon reasonable notice afford the Seller’s representatives access (including the right to make, at Seller’s expense, photocopies), during normal business hours, to such books and records.

(b) In order to facilitate the resolution of any claims made by or against or incurred by Purchaser after Closing, or for any other reasonable purpose, for a period of [***] years after Closing, Seller shall:

(i) retain a copy of the books and records which relate to the Company for periods prior to Closing (other than any such transferred with the Company at Closing); and

(ii) upon reasonable notice afford the Purchaser’s representatives access (including the right to make, at Purchaser’s expense, photocopies), during normal business hours, to such books and records.

(c) Neither Purchaser nor Seller shall be obligated to provide the other party with access to any books or records pursuant to this Section 5.04 where such access would violate any Applicable Law.

SECTION 5.04 Non-Competition. Except as contemplated hereunder, including with respect to Seller’s ownership of shares of common stock in Spero, for a period of [***] years following the Closing Date (the “Restricted Period”), Seller shall not, and shall cause the other Restricted Persons not to, directly or indirectly, engage or participate, in the development, product design, manufacturing, production, distribution, marketing, sale, commercialization or other similar activities relating to the research, development and

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

commercialization of polymyxins to treat bacterial infections, in each case including by owning, managing, operating, controlling or otherwise participating in the ownership, management, operation or control of any entity engaged in any such activities, whether as an employer, proprietor, partner, equityholder, consultant, agent, lender or guarantor or otherwise. Notwithstanding the foregoing, any Restricted Person may own, directly or indirectly, solely as an investment, securities of any entity traded on any securities exchange if such Restricted Person is not a controlling person of, or a member of a group which controls, such entity and does not, directly or indirectly, own 10% or more of any class of securities of such entity;

provided, that neither CAI nor any other Restricted Person shall be in breach of this Section 5.04 (A) as a result of CAI performing its obligations under this Agreement and/or the CAI Services Agreement, or (B) anything being done from time to time by any Restricted Person excluding CAI in the ordinary course of business of such Restricted Person as such business is carried on immediately following Closing.

For the purposes of this Section 5.04, “Restricted Persons” means the Parent and any subsidiary or subsidiary undertaking of the Parent from time to time.

SECTION 5.05 Confidential Information.

(a) Except as expressly provided herein, the parties agree that, for so long as Purchaser has payment obligations hereunder, all non-public, proprietary invention disclosures, know-how, data, and technical, financial, promotional, commercial and other information of any nature whatsoever (collectively, “Confidential Information”), disclosed or submitted, either orally or in writing (including, without limitation, by electronic means) or through observation, by one party (the “Disclosing Party”) to any other party (the “Receiving Party”) hereunder shall be received and maintained by the Receiving Party in strict confidence, shall not be used for any purpose or disclosed to any third party (except to an Affiliate, in circumstances where such Affiliate has agreed to maintain the confidentiality of such Confidential Information) other than for the purposes contemplated by this Agreement, except to the extent that it can be established by the Receiving Party by competent proof that such information:

(i) is or becomes public or available to the general public otherwise than through the act or default of the Receiving Party;

(ii) is obtained by the Receiving Party from a third party who is lawfully in possession of such information and is not subject to an obligation of confidentiality or non-use owed to the Disclosing Party or others;

(iii) is previously known to the Receiving Party prior to disclosure to the Receiving Party by the Disclosing Party under this Agreement or otherwise, as shown by written evidence, and is not obtained or derived directly or indirectly from information obtained from the Disclosing Party;

(iv) is disclosed by the Receiving Party pursuant to any requirement under Applicable Law, provided that the Receiving Party has complied with the provisions set forth in Section 5.05(b); or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(v) is independently developed by the Receiving Party without the use of or reliance on any information provided by the Disclosing Party hereunder, as shown by contemporaneous written evidence.

(b) Permitted Use and Disclosures. Each party hereto may disclose Confidential Information to its professional advisers (provided they have agreed to maintain the confidentiality of such Confidential Information) and use or disclose information disclosed to it by the other party to the extent such use or disclosure is reasonably necessary in complying with Applicable Laws, submitting information to any Governmental Entity (including any Tax authority of any jurisdiction), complying with the rules or regulations of any securities exchange to which such party is subject or otherwise exercising its rights hereunder; provided that, if the Receiving Party is legally required to make any disclosure of the Disclosing Party’s Confidential Information, other than pursuant to a confidentiality agreement, it will give reasonable advance notice to the Disclosing Party of such disclosure and will use its reasonable efforts to secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise), including, if applicable, by cooperating with the Disclosing Party in connection with any efforts by the Disclosing Party to obtain a protective order or other appropriate remedy concerning such disclosure. If any such order or other remedy does not fully preclude disclosure or the Disclosing Party waives such compliance, then the Receiving Party will make such disclosure only to the extent that such disclosure is legally required and will use its reasonable efforts to have confidential treatment accorded to the disclosed information.

(c) Publicity. At no time shall any of the parties or any of their respective Affiliates issue any press release or make any public announcement relating to the subject matter of this Agreement, save that following Closing the parties may issue a press release regarding the transactions contemplated by this Agreement in such form as shall have been agreed between the Seller and the Purchaser.

SECTION 5.06 Development Program. Purchaser shall, directly or with or through its Affiliates and Commercial Licensees, use Commercially Reasonable and Diligent Efforts to [***]. Seller acknowledges and agrees that, subject only to the foregoing requirement, Purchaser has the exclusive right to determine the manner, terms and conditions of the Program, including the determination of whether or not to [***] or the [***].

ARTICLE VI

Indemnification and Other Remedies

SECTION 6.01 Indemnification by Seller and Parent. From and after the Closing, and subject as otherwise provided in this Agreement, Seller and Parent, jointly and severally, shall indemnify Purchaser and its Affiliates and each of their respective officers, directors, employees, agents, representatives, partners, shareholders and members against and hold them harmless from any loss, Tax, liability, claim of any kind, damage, interest or expenses (including reasonable and documented legal fees and expenses and the cost of enforcing any right to indemnification hereunder) (collectively, “Losses”) suffered or incurred by any such indemnified party to the extent arising from any Claim arising from a breach of any of the Warranties contained in Sections 3.01, 3.02, 3.04 and 3.07 (collectively, the “Fundamental Warranties”) or by a breach of Section 1.07.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

SECTION 6.02 Indemnification Payments; Limitations on Liability. The amount of any Losses which may be recovered for any Claim under the General Warranties shall be net of any amounts actually received by the claiming party under insurance policies with respect to such Losses. Neither Seller nor Parent shall have any liability for any Claim under the General Warranties unless the aggregate amount of all Losses for which Seller and Parent would be liable, but for this Section 6.02, exceeds on a cumulative basis an amount (the “Deductible”) equal to $[***], and then only to the extent of any such excess. Notwithstanding the foregoing, Losses arising from any breach of any of the Fundamental Warranties shall not be limited by, or subject to, the Deductible. Save in the event of fraud, the aggregate liability of Seller and Parent under this Agreement shall not exceed [***]. Nothing in this Agreement shall be effective to limit or exclude any liability arising out of a party’s own fraud.

(a) Notwithstanding anything to the contrary contained in this Agreement, any “materiality” or other similar qualification contained in a warranty shall not be given any effect solely for purposes of determining the amount of Losses arising from any breach of any such warranty.

(b) If Purchaser makes a Claim for or asserts a claim pursuant to this Agreement for indemnification against Losses and (i) Seller agrees in writing that Purchaser is entitled to indemnification or other recovery for a Claim with respect to such Losses or (ii) a court of competent jurisdiction determines in a final, non-appealable judgment that Purchaser is entitled to indemnification or other recovery for a Claim with respect to such Losses, then Purchaser shall have the right to set off against any unpaid Milestone Payments, any unpaid Royalty Payments and/or any unpaid NIAID Payments the amount of such Losses and, to the extent of any such set-off, such Losses shall be extinguished.

(c) Notwithstanding any provision herein, neither Seller, Parent nor Purchaser, nor any of their respective Affiliates, shall in any event be liable, in connection with any Claims or other claims arising hereunder for any punitive damages or for any consequential Losses.

(d) Payments pursuant to Section 6.01 or arising out of a Claim in respect of any Losses shall be limited to the amount of any liability or damage that results after deducting therefrom any insurance proceeds and any indemnity, contribution or other similar payment received or reasonably expected to be received by the indemnified or claiming party in respect of any such matter. The indemnifying or claiming party shall use its commercially reasonably efforts to recover under insurance policies or indemnity, contribution or other similar agreements for any Losses prior to seeking indemnification under this Agreement or making a Claim.

(e) Seller and Purchaser shall each take, and shall cause their respective Affiliates to take, all reasonable steps to mitigate any Losses upon becoming aware of any event or circumstance that would reasonably be expected to, or does, give rise to Losses, including incurring costs only to the minimum extent necessary to remedy the breach that gives rise to such Losses.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(f) The Seller shall not be liable in respect of any Claim to the extent that it arises, or its value is increased, as a result of a change in any law, legislation, rule or regulation (including any new law, legislation, rule or regulation) that comes into force or otherwise takes effect after the date of this Agreement.

(g) Neither Seller nor Parent shall be liable under this Agreement for any Losses based upon or arising out of any inaccuracy in or breach of any of the warranties of Seller contained in this Agreement to the extent Disclosed or if Purchaser provided written acknowledgement of and consent to such inaccuracy or breach prior to Closing.

(h) Subject to the limitations of liability in this Section 6, in the event of a Claim, without prejudice to the right of the Purchaser to claim damages on any basis available to it or to any other right or remedy available to it, Seller and Parent undertake to pay in cash to the Purchaser a sum by way of damages as agreed between the Seller, Parent and the Purchaser or, in default of such agreement, as determined by order of a court of competent jurisdiction, whichever is equal to the higher of:

(i) an amount sufficient to put the Company into the position which would have existed if the Warranties had not been breached;

(ii) an amount equal to the resulting diminution in value of the Transferred Shares; and

(iii) the amount by which the assets of the Company are less, or less valuable, or its liabilities greater, than the values at which the same were included in the Company’s accounts or (if the Purchaser so elects) than they would have been if the Warranty concerned had been true and accurate in all respects and not misleading.

(i) The parties agree that rescission shall not, in the absence of intentional breach or fraud, be sought as a remedy.

SECTION 6.03 Termination of Indemnification.

(a) The obligations to indemnify and hold harmless a party hereto pursuant to (i) Section 6.01(a) shall terminate on the [***] anniversary of the Closing, and (ii) Sections 6.01(b) shall not terminate; provided, however, that as to clause (i) of this sentence such obligation to indemnify and hold harmless shall not terminate with respect to any item as to which the person to be indemnified or the related party thereto shall have, before the expiration of the applicable period, previously made a claim by delivering a notice of such claim (stating in reasonable detail the basis of such claim) to the indemnifying party, in which case any such claim and such obligation to indemnify and hold harmless shall survive the expiration of the applicable period until final resolution of such claim.

(b) The warranties contained in this Agreement or in any Other Transaction Document, or in any certificate or instrument delivered pursuant hereto or thereto, shall survive the Closing for a period of [***] years after the Closing Date, provided, however, that the Fundamental Warranties shall survive the Closing to the maximum amount permitted under the relevant statute of limitations. Each claiming party must give written notice to the paying party

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

of any claim for breach of warranty or any claim for indemnification under Section 6.01 in accordance with Section 6.05 or 6.06, as applicable. Any claim for breach of warranty or claim for indemnification made in writing by the claiming party on or prior to the expiration of the applicable survival period shall survive, and may continue to be asserted and (where applicable) indemnified against, until such claim is finally and fully resolved and, in the case of a claim by way of set-off, for the maximum period during which a payment under this Agreement becomes due. The other covenants and agreements contained in this Agreement or in any Other Transaction Document, or in any certificate or instrument delivered pursuant hereto or thereto, shall survive the Closing until fully performed or satisfied.

SECTION 6.04 Procedures Relating to Claims and Indemnification for Third Party Claims.

(a) In order for a party (the “indemnified party”) to be entitled to any payment (whether for a claim for breach of warranty or for indemnification provided for under this Agreement) in respect of, arising out of or involving a claim or demand made by any person who is not a party to this Agreement or an Affiliate, agent or representative of the foregoing against the indemnified party (a “Third Party Claim”), such indemnified party shall, as promptly as reasonably practicable, notify the paying party in writing, and in reasonable detail, of the Third Party Claim for which indemnity may be sought or a Claim made (as the case may be) hereunder; provided, however, that failure to give such notification shall not affect the indemnification provided hereunder or damages (as the case may be) except and only to the extent the paying party forfeits rights or defenses by reason of such failure or shall have been materially prejudiced as a result of such failure. Such notice by the indemnified party shall describe the Third Party Claim in reasonable detail, shall include copies of all material written evidence thereof and shall include the estimated amount (if it is reasonably possible to calculate such amount) of the Losses that have been or may be sustained by the indemnified party. Thereafter, the indemnified party shall deliver to the paying party, promptly after the indemnified party’s receipt thereof, copies of all notices and documents (including court papers) received by the indemnified party relating to the Third Party Claim.

(b) If a Third Party Claim is made against an indemnified party, the paying party shall be entitled to participate in the defense thereof and, if it so chooses, to assume the defense thereof with counsel selected by the paying party (not reasonably objected to by the indemnified party) and the indemnified party shall cooperate in good faith in such defense; provided, however, that the paying party shall not be entitled to assume the defense of any Third Party Claim that (A) involves criminal liability or any admission of wrongdoing, (B) seeks equitable relief or any other non-monetary remedy against the indemnified party or (C) involves any Governmental Entity as a party thereto. If the paying party elects to assume the defense of a Third Party Claim in accordance with this Section 6.04(b), the paying party shall not be liable to the indemnified party for legal expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if in the reasonable written opinion of outside counsel to the indemnified party (1) a conflict or potential conflict exists between the indemnified party and the paying party that would make separate representation advisable or (2) the indemnified party has legal defenses available to it which are different from or in addition to the defenses available to the paying party, then the indemnified party may retain its own counsel; provided, further, that the paying party shall not be liable for the costs of more than one such

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

counsel for all indemnified parties in connection with any such Third Party Claim. If the paying party elects to assume the defense of a Third Party Claim in accordance with this Section 6.04(b), the indemnified party shall have the right to participate in the defense thereof and, without limiting the preceding sentence, to employ counsel, at its own cost and expense, separate from the counsel employed by the paying party.

(c) If the paying party so elects to assume the defense of a Third Party Claim in accordance with Section 6.04(b), the indemnified party shall cooperate with the paying party in the defense or prosecution thereof. Such cooperation shall include the retention and (upon the paying party’s request) the provision to the paying party of records and information which are reasonably relevant to such Third Party Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. If the indemnified party is conducting the defense of any Third Party Claim, the paying party shall cooperate with the indemnified party in the defense or prosecution thereof. Such cooperation shall include the retention and (upon the indemnified party’s request) the provision to the indemnified party of records and information which are reasonably relevant to such Third Party Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The paying party shall not admit any liability with respect to, or settle, compromise or discharge, any Third Party Claim without the indemnified party’s prior written consent, unless (i) the proposed settlement or disposition involves only the payment of money damages by the paying party for which the indemnified party shall have no liability, (ii) the proposed settlement or disposition does not impose an injunction or other equitable relief upon the indemnified party, (iii) the proposed settlement or disposition does not include any admission of wrongdoing or misconduct and (iv) the indemnified party is fully and unconditionally released from any liability relating to such Third Party Claim. The indemnified party shall not admit any liability with respect to, or settle, compromise or discharge, any Third Party Claim without the paying party’s prior written consent. In the event that a settlement offer solely for monetary damages is made by the applicable Third Party claimant, and the paying party notifies the indemnified party of its willingness to accepts the offer and, subject to the applicable limitations of Section 6.03, pay the amount called for by such offer, and the indemnified party declines to accept such offer, the indemnified party may continue to contest such Third Party claim, free of any participation from the paying party, and the amount of any ultimate liability with respect to such Third Party Claim that the paying party may have an obligation to pay hereunder shall be limited to the lesser of (x) the amount of the settlement offer that the indemnified party declined to accept or (y) the aggregate Losses of the indemnified party with respect to such Third Party Claim.

SECTION 6.05 Procedures Related to Indemnification for Other Claims. In the event any indemnified party should have a claim against any paying party under Section 6.01 or a claim for breach of warranty that does not involve a Third Party Claim being asserted against or sought to be collected from such indemnified party, the indemnified party shall promptly deliver written notice of such claim, in reasonable detail, to the paying party; provided, however, that failure by any indemnified party to so notify the paying party shall not relieve the paying party from any liability which it may have to such indemnified party under Section 6.01 or for damages for breach of warranty, except and only to the extent that the paying party forfeits rights or defenses by reason of such failure or shall have been materially prejudiced as a result of such failure. If the paying party disputes its liability with respect to such claim, the paying party and the indemnified party shall proceed in good faith to negotiate a resolution of such dispute and, if not resolved through negotiations, such dispute shall be resolved by litigation in an appropriate court of competent jurisdiction.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

SECTION 6.06 Tax Treatment of Payments. For all Tax purposes, Purchaser, Seller and each of their respective Affiliates agree to treat any indemnity payment under this Agreement or damages for breach of warranty as an adjustment to the Purchase Price received by Seller for the transactions contemplated by this Agreement unless a Governmental Entity determines otherwise.

ARTICLE VII

Miscellaneous

SECTION 7.01 Assignment. This Agreement and the rights and obligations hereunder shall not be assignable or transferable by Spero, Purchaser, Seller, the Company, CAI or Parent (including by operation of law in connection with a merger, consolidation or sale of substantially all the assets of Spero, Purchaser, Seller, the Company, CAI or Parent) without the prior written consent of the other parties hereto; provided, however, that Purchaser may assign its rights and obligations hereunder, without such consent, to any direct or indirect wholly owned subsidiary of Purchaser or to an acquirer of all or substantially all of the stock or assets of Purchaser, whether pursuant to a merger, sale of assets, or sale of stock or other ownership interests; provided, further, that Seller may assign its rights and obligations hereunder, without such consent, to Parent or any direct or indirect wholly owned subsidiary of Seller; provided, further, that no assignment shall relieve any party of its obligations hereunder. Any attempted assignment in violation of this Section 7.01 shall be void.

SECTION 7.02 Terms. As used throughout this agreement, references to a party or a party’s Affiliates shall be read to include any of their respective successors in interest.

SECTION 7.03 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein expressed or implied shall give or be construed to give to any person, other than the parties hereto and such assigns, any legal or equitable rights hereunder or any entitlement, by virtue of the Contracts (Rights of Third Parties) Act 1999, to enforce any term of this Agreement.

SECTION 7.04 Expenses. Whether or not the transactions contemplated hereby are consummated, and except as otherwise specifically provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs or expenses.

SECTION 7.05 Amendments. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. By an instrument in writing Purchaser, on the one hand, or Seller, on the other hand, may waive compliance by the other or any of its Affiliates with any term or provision of this Agreement that such other party or such Affiliate was or is obligated to comply with or perform. Any such waiver will only be effective in the specific instance and for the specific and limited purpose for which it was given

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

and will not be deemed a waiver of any other provision of this Agreement or of the same breach or default upon any recurrence thereof. No failure on the part of any party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy, and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

SECTION 7.06 Notices. All notices, requests, claims, demands or other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, or upon confirmation of receipt when transmitted by electronic mail, or if mailed, seven days after mailing (two business days in the case of overnight courier service), as follows:

(a)	if to Purchaser, Spero or Spero Therapeutics, to:

Spero Cantab, Inc.

675 Massachusetts Avenue, 14th Floor

Cambridge, MA 02139

United States of America

Attention: Ankit Mahadevia

E-mail: [***]

with a copy (which shall not constitute notice) to:

Mintz Levin

One Financial Center

Boston, MA 02111

United States of America

Attention: Lewis J. Geffen, Esq.

E-mail: [***]

(b)	if to Seller, CAI or Parent, to:

Pro Bono Bio PLC

Leverton House

13 Bedford Square

London WC1B 3RA

England

Attention: Michael Earl/Justin Bowen

E-mail: [***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

with a copy (which shall not constitute notice) to:

DAC Beachcroft LLP

100 Fetter Lane

London EC4A 1BN

England

Attention: Jonathan Deverill/Nick Gibbon

E-mail: [***]

SECTION 7.07 Interpretation; Definitions.

(a) The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, (ii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iii) all references herein to Articles, Sections, Exhibits or Schedules shall be construed to refer to Articles, Sections, Exhibits and Schedules of or to this Agreement, as the case may be, and (iv) the headings contained in this Agreement or any Exhibit or Schedule hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized terms used in any Exhibit or Schedule hereto but not otherwise defined therein shall have the meanings as defined in this Agreement. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless business days are specified. In the event of an ambiguity or a question of intent or interpretation, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

(b) For all purposes hereof:

“Acquisition” has the meaning ascribed to such term in the preamble to this Agreement.

“Affiliate” means, with respect to any specified person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person; and for the purposes of this definition, “control” when used with respect to any specified person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Applicable Laws” has the meaning ascribed to such term in Section 3.14.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

“Approval” or “Approved” means, with respect to a Product in any regulatory jurisdiction, approval from the applicable Regulatory Authority sufficient to manufacture, distribute, use (including in clinical trials) and sell a Product in such regulatory jurisdiction in accordance with Applicable Laws including receipt of pricing and reimbursement approvals, where applicable.

“Assigned IP” has the meaning ascribed to such term in Section 1.07(a).

“business day” means any day, other than a Saturday or Sunday, on which commercial banks are not required to close in Boston, Massachusetts, United States of America, London, England or Valletta, Malta.

“CAI” has the meaning ascribed to such term in Section 1.05.

“CAI Development Agreement” has the meaning ascribed to such term in Section 1.06(a).

“CAI Services Agreement” has the meaning ascribed to such term in Section 1.06(b).

“Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending March 31, June 30, September 30 and December 31.

“Calendar Year” means each successive period of twelve (12) calendar months commencing on January 1 and ending on December 31.

“Claim” means a claim for breach of any of the Warranties.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Combination Product” means a product that includes a Product and at least one additional active ingredient (whether co-formulated or co-packaged) other than a Product. Pharmaceutical dosage form vehicles, adjuvants, and excipients shall not be deemed to be “active ingredients”, except in the case where such vehicle, adjuvant, or excipient is recognized by the FDA as an active ingredient in accordance with 21 CFR 210.3(b)(7).

“Commercial License” means the contract pursuant to which Purchaser or any of its Affiliates grants a Commercial Licensee the right to co-develop, co-promote, co-market or otherwise has a license or other right to develop, promote, market, distribute, offer for sale, sell or import or to otherwise commercialize a Product.

“Commercial Licensee” means any third party that is a party to a contract with Purchaser or any of its Affiliates pursuant to which such third party obtains rights to co-develop, co-promote, co-market or otherwise has a license or other right to develop, promote, market, distribute, offer for sale, sell or import or to otherwise commercialize a Product.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

“Commercially Reasonable and Diligent Efforts” means that [***]. Commercially Reasonable and Diligent Efforts require that the party: (a) in a timely manner assign responsibility for tasks to specific employee(s) with sufficient skills and experience as are required to accomplish such tasks, and hold such employee(s) accountable for progress and monitor such progress on an on-going basis; (b) set and timely seek to achieve specific and meaningful objectives for carrying out such tasks; and (c) timely make and implement decisions and allocate resources designed to advance progress with respect to such tasks.

“Deductible” has the meaning ascribed to such term in Section 6.01.

“Disclosed” means fairly disclosed in or under the Disclosure Letter and “fairly” means with sufficient particularity to enable the Purchaser to make a reasonable assessment of the impact on the Company of the matter disclosed and to identify to a reasonable degree the nature and scope of the matter disclosed and to enable the Purchaser to have a reasonable understanding of the issue, and “Disclose” shall be construed accordingly.

“Disclosure Bundle” means with reference to the contents of a CD containing documents from the virtual data room provided by [***] under reference “[***]” containing information about the Company, an index of which is attached to the Disclosure Letter, only those documents which are cited in connection with specific disclosures against specified warranties and no other document shall be deemed to form part of the Disclosure Bundle.

“Disclosure Letter” means the letter from the Seller to the Purchaser with the same date as this Agreement and described as the Disclosure Letter, together with the Disclosure Bundle.

“Dollars” or “$” means lawful money of the United States of America.

“Equity Consideration” has the meaning ascribed to such term in Section 1.01.

“EMA” means the European Medicines Agency.

“EU” means the European Union.

“Exclusive License” means the Amended and Restated Exclusive License between [***] dated [***] (as novated to [***] on [***]).

“Exclusive Sub-License Agreement” means the Exclusive Sub-License Agreement, dated [***], among [***], as amended by that certain Deed of Novation, dated [***], among [***], and the Company.

“FDA” means the United States Food and Drug Administration.

“First Commercial Sale” means, with respect to a Product, the first sale for use or consumption by the general public of a Product in any country after Approval of a Product has been granted, or such marketing and sale is otherwise permitted, by the applicable Regulatory Authority of such country.

“Fundamental Warranties” has the meaning given in Section 6.01.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

“GAAP” means generally accepted accounting principles in the United States.

“Generic Product” means, with respect to a Product in a country, a pharmaceutical product that (i) contains the same active ingredient(s) as a Product and (ii) is approved for commercial sale and use in such country under Applicable Laws.

“General Warranties” means the warranties of the Seller in Article III other than the Fundamental Warranties.

“Good Clinical Practices” means, with respect to Seller, the then current standards for clinical trials for pharmaceuticals (including all applicable requirements relating to protection of human subjects), as set forth in the FDCA and applicable regulations promulgated thereunder (including, for example, 21 C.F.R. Parts 50, 54, and 56), as amended from time to time, and such standards of good clinical practice (including all applicable requirements relating to protection of human subjects) as are required by other organizations and Governmental Entities in any other countries, including applicable regulations or guidelines from the International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use, in which a Products of Seller or its Affiliates are sold or intended to be sold, to the extent such standards are not less stringent than in the United States.

“Good Laboratory Practices” mean, with respect to Seller, the then current standards for pharmaceutical laboratories, as set forth in the FDCA and applicable regulations and guidance promulgated thereunder, as amended from time to time, and such standards of good laboratory practices as are required by other organizations and Governmental Entities in any other countries, including applicable regulations or guidelines from the International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use in which a Products of Seller or its Affiliates are sold or intended to be sold, to the extent such standards are not less stringent than in the United States.

“Good Manufacturing Practices” mean, with respect to Seller, the then current standards for the manufacture, processing, packaging, testing, transportation, handling and holding of drug products, as set forth in the FDCA and applicable regulations and guidance promulgated thereunder, as amended from time to time, and such standards of good manufacturing practices as are required by other organizations and Governmental Entities in any other countries, including applicable regulations or guidelines from the International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use in which a Products of Seller or its Affiliates are sold or intended to be sold, to the extent such standards are not less stringent than in the United States.

“Governmental Entity” means any government, court, arbitrator, department, commission, board, bureau, agency, authority, instrumentality or other body, whether federal, state, local, foreign or other.

“Health Laws” means any law of any Governmental Entity (including multi-country organizations) the purpose of which is to ensure the safety, efficacy and quality of medicines or pharmaceuticals by regulating the research, development, manufacturing and distribution of these products, including laws relating to Good Laboratory Practices, Good

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Clinical Practices, investigational use, product marketing authorization, manufacturing facilities compliance and approval, Good Manufacturing Practices, labeling, advertising, promotional practices, safety surveillance, record keeping and filing of required reports such as the U.S. Food, Drug and Cosmetic Act of 1938, as amended (the “FDCA”), and the Public Health Service Act, as amended, in each case including the associated rules and regulations promulgated thereunder and all of their foreign equivalents.

“IND” means an Investigational New Drug Application filed with the FDA pursuant to Part 312 of Title 21 of the U.S. Code of Federal Regulations (or its successor regulation) with respect to a Product, or the equivalent application or filing filed with any equivalent agency or Governmental Entity outside the United States of America (including any supra-national agency such as the EMA), and all supplements, amendments, variations, extensions and renewals thereof that may be filed with respect to the foregoing.

“Infringed Patent” means an issued and unexpired patent (i) that has not been abandoned, held invalid, revoked, held or rendered unenforceable or lost through interference and (ii) the claims of which would be infringed by Purchaser’s making, using, selling, offering for sale or importing of a Product in a particular country.

“Intellectual Property” means all Patents; registered and unregistered copyrights and works of authorship, and applications for registration thereof; trademarks, service marks, logos, trade dress, trade names and other similar indicia of source or origin; domain names; Know-How and all other intellectual property and all copies and tangible embodiments or descriptions of any of the foregoing (in whatever form or medium) and all goodwill associated with, and all rights related to or otherwise associated with, any of the foregoing in any jurisdiction in the world (including all rights to collect royalties, products and proceeds in connection with any of the foregoing, and to sue and bring other claims for past, present and future infringement, misappropriation or other violation of any of the foregoing, and to recover damages (including attorneys’ fees and expenses) and lost profits in connection therewith).

“Interim Period” has the meaning ascribed to such term in Section 1.05(a).

“Knowledge of Seller” (and any similar expression referring, in whatever terms, to the knowledge or awareness (whatever the form of words used) of the Seller, means the [***].

“Know-How” means any data, results, and information of any type whatsoever, whether tangible or intangible and regardless of the form or medium, including any know-how, trade secrets, expertise, knowledge, practices, techniques, concepts, methodologies, methods, processes, protocols, designs, ideas, inventions (whether or not patentable or reduced to practice), improvements, industrial designs and models, discoveries, developments, unpublished patent applications, specifications, formulations, formulae, materials or compositions of matter of any type or kind (patentable or otherwise), assays, screens, software, algorithms, models, data, databases, database rights, chemistry, manufacturing and control (CMC) information and data, lab notebooks, Patent data, stability, technology, test data and results (including pharmacological, biological, chemical, biochemical, toxicological, pre-clinical and clinical test data), analytical and quality control data, results or descriptions, studies and procedures, development, manufacturing and distribution costs, information contained in submissions to and information from regulatory authorities, and marketing and other reports.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

“Liens” has the meaning ascribed to such term in Section 1.01.

“Losses” has the meaning ascribed to such term in Section 6.01.

“MAA” means an EU marketing authorization application.

“Milestone Consideration” has the meaning ascribed to such term in Section 1.03.

“Milestone Event” has the meaning ascribed to such term in Section 1.03.

“Milestone Payment” has the meaning ascribed to such term in Section 1.03.

“Milestone Table” has the meaning ascribed to such term in Section 1.03.

“NDA” means a new drug application for a drug filed in accordance with 21 C.F.R. Part 314, and all supplements filed pursuant to the requirements of the FDA, including all documents, data and other information concerning the applicable drug which are necessary for FDA approval to market such drug in the United States, and any equivalent application submitted to any other health authority.

“Net Sales” means, with respect to a Product, the amount billed by Purchaser or its Affiliates or its Commercial Licensees for sales of such Product in arm’s length transactions to third parties, after deduction (if not already deducted in the amount invoiced) of the following items with respect to sales of such Product:

(i)	credits or allowances, to the extent actually allowed and taken and not otherwise recovered by or reimbursed to Purchaser or its Affiliates or its Commercial Licensees, as applicable, on account of price adjustments, recalls, claims, damaged goods, rejections or returns of items previously sold (including Product returned in connection with recalls or withdrawals);

(ii)	import taxes, export taxes, excise taxes (including annual fees due under Section 9008 of the United States Patient Protection and Affordable Care Act of 2010 (Pub. L. No. 111-48)), sales taxes, VAT, consumption taxes, duties or other Taxes levied on or imposed with respect to such sales (excluding income or net profit taxes or franchise taxes of any kind), to the extent actually paid by Purchaser or its Affiliates or its Commercial Licensees and not reimbursed by a third party;

(iii)	insurance, customs charges, freight, shipping and other transportation costs incurred in shipping Product to such third party, to the extent actually paid by Purchaser or its Affiliates or its Commercial Licensees and not reimbursed by a third party; and

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(iv)	trade, quantity and cash discounts, cash and non-cash coupons, retroactive price reductions, and charge-back payments and rebates granted to any third party (in each case including by or to Governmental Entities or agencies (including Regulatory Authorities), purchasers, reimbursers, customers, distributors, wholesalers, and group purchasing and managed care organizations and other similar entities and institutions), in each case, to the extent actually allowed in the ordinary course of business (a “Discount”); provided, however, that where any such Discount is based on sales of a bundled set of products in which a Product is included, and in which the individual Discount for a Product is not itemized or otherwise determinable, the Discount shall be allocated to a Product on a pro rata basis based on the sales value (i.e., the unit average selling price multiplied by the unit volume) of a Product relative to the sales value contributed by the other constituent products in the relevant bundled set, with respect to such sale.

Net Sales and all of the foregoing deductions from the gross invoiced sales prices of a Product shall be determined in accordance with Purchaser’s standard accounting procedures and in accordance with GAAP, in each case consistently applied. Notwithstanding anything contained herein, and for all purposes under this Agreement, Product shall be considered “sold” when it is invoiced, shipped or paid for, whichever shall occur first.

For clarity, and notwithstanding anything contained herein, (A) Net Sales shall not include any payments between or among Purchaser and its Affiliates, but any subsequent sale by an Affiliate to a third party customer shall be included in Net Sales, (B) Net Sales shall not include any amounts or other consideration received by Purchaser or any of its Affiliates from a third party in consideration for entering into any contract with any Commercial Licensee or the grant of any license (including any sublicense) or other rights thereunder (including the right to co-promote or co-market or any other right to market or otherwise commercialize a Product) to such third party and/or any of its Affiliates, (C) sales by Purchaser or an Affiliate of Purchaser to a third party consignee shall not be recognized as Net Sales until the third party consignee sells a Product to a third party and so notifies Purchaser, and (D) sales by Purchaser or its Affiliates of a Product to a Commercial Licensee shall not be considered a sale to a third party customer and shall not be included in Net Sales, but any subsequent sale by a Commercial Licensee to a third party customer shall be included in Net Sales (with respect to any such sales of Product by a Commercial Licensee that are included in Net Sales hereunder, such Net Sales shall be calculated as provided herein as if such sales were by Purchaser or its Affiliates (except that such sales of Product included in Net Sales pursuant to this clause (D) shall only be deemed to be billed and/or sold when Purchaser receives written notice of such sale and a copy of the corresponding invoice)).

Notwithstanding anything contained herein, sales or other transfers of Product to any third party in connection with clinical and non-clinical research and trials, Product samples, compassionate sales or use, or an indigent program or similar bona fide arrangements in which Purchaser or any of its Affiliates or any of its or their distributors, wholesalers or Commercial Licensees agree to forego a normal profit margin for good faith business reasons shall not be included in Net Sales except to the extent that Purchaser or any of its Affiliates or Commercial Licensees invoices or receives amounts therefor.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Net Sales of any Combination Product for the purpose of calculating milestones or royalties due under this Agreement shall be determined on a country-by-country basis for a given accounting period as follows: first, Purchaser shall determine the actual Net Sales of such Combination Product (using the above provisions), and then: such Net Sales amount for the Combination Product shall be multiplied by the fraction A/(A+B), where “A” is the net selling price in such country of a product containing only a Product, if sold separately for the same dosage as contained in the Combination Product, and “B” is the net selling price in such country of any other active ingredients in the combination if sold separately for the same dosage as contained in the Combination Product. All net selling prices of the elements of such end-user product or service shall be calculated as the average net selling price of the said elements during the applicable accounting period for which the Net Sales are being calculated. In the event that, in any country, no separate sale of either such above-designated product (containing only a Product and no other active ingredients) or any one or more of the active ingredients included in such product are made during the accounting period in which the sale was made, or if net selling price for an active ingredient cannot be determined for an accounting period, Net Sales allocable to a Product in each such country shall be determined by Purchaser in good faith prior to the end of the accounting period in question based on an equitable method of determining same that takes into account, on a country-by-country basis, all relevant factors (including variations in potency, the relative contribution of each active ingredient in the combination, and relative value to the end user of each active ingredient).

For purposes of the foregoing definition, references to Purchaser or its Affiliates or its Commercial Licensees shall be deemed to include any of their respective successors in interest.

“[***] Milestone Event” has the meaning ascribed to such term in Section 1.03.

“[***] Milestone Payment” has the meaning ascribed to such term in Section 1.03.

“NIAID” has the meaning ascribed to such term in the preamble to this Agreement.

“NIAID Contract” has the meaning ascribed to such term in the preamble to this Agreement.

“NIAID Contract Funding” means any and all amounts paid by NIAID from time to time under the NIAID Contract, as the same may be amended, restated, modified, or supplemented from time to time.

“NIAID Payments” has the meaning ascribed to such term is Section 1.05.

“NIAID Recipient” has the meaning ascribed to such term in Section 1.05(b).

“Non-Disclosure Agreement” means the Confidentiality Agreement, dated as of [***], between Parent and Spero OpCo, Inc.

“[***] License Agreements” means, collectively, (i) the Sub-License Agreement, (ii) the Exclusive Sub-License Agreement and (iii) the Exclusive License.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

“Other Transaction Documents” means, collectively, (i) the Shareholders Agreement, (ii) the Subscription Agreement and (iii) the CAI Services Agreement.

“Patents” means all issued patents, pending patent applications, statutory invention registrations and patent disclosures, and all reissues, continuations, continuations-in-part, divisional applications, substitutions, extensions, supplementary protection certificates, reexaminations, extensions and all foreign equivalents of any of the foregoing.

“person” means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, Governmental Entity or other entity.

“Product” means a product, the manufacture, use, sale, offer for sale or importation of which in or into a particular country would infringe a Valid Claim within the Transferred Patents, as determined on a Product-by-Product and country-by-country basis.

“Program” has the meaning ascribed to such term in Section 1.09(b).

“Program IP” has the meaning ascribed to such term in the preamble to this Agreement.

“Purchase Price” has the meaning ascribed to such term in Section 1.01.

“Regulatory Authority” means any national or supranational governmental authority, including the FDA or the EMA, with responsibility for granting any license, registrations or Approvals with respect to a Product.

“Regulatory Authorizations” means any approvals, clearances, authorizations, registrations, certifications, licenses and permits granted by any Regulatory Authority, including any INDs, NDAs and MAAs.

“Regulatory Filing” means the acceptance by the FDA of the filing of an NDA for a Product, the filing with EMA of a MAA for a Product under the centralized European procedure or if the centralized EMA filing procedure is not used, the filing of a MAA for a Product in any European country, or any similar filing in any other country as prescribed by the applicable Regulatory Authority in such country.

“Regulatory Milestone Events” has the meaning ascribed to such term in Section 1.02.

“Restricted Persons” has the meaning ascribed to such term in Section 5.04.

“Royalty Term” has the meaning ascribed to such term in Section 1.04(b).

“Royalty Report” has the meaning ascribed to such term in Section 1.04(c).

“Shareholders Agreement” means the shareholders agreement to be entered into by Spero and Seller contemporaneously herewith.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

“subsidiary” of any person means another person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, more than fifty percent (50%) of the equity interests of which) is owned directly or indirectly by such first person or by another subsidiary of such person.

“Sub-License Agreement” means the non-exclusive royalty free Sub-license Agreement, dated [***], between [***] and the Company, as amended by the Amendment Agreement in respect of Sub-License Agreement, dated [***], between [***] and the Company relating to the [***].

“Tax” or “Taxes” means any and all taxes, charges, fees, duties, contributions, levies or other similar assessments or liabilities, including income, gross receipts, corporation, ad valorem, premium, value-added, consumption, net worth, capital stock, capital gains, documentary, recapture, alternative or add-on minimum, registration, recording, excise, real property, personal property, sales, use, license, lease, service, service use, transfer, withholding, business license, business organization, environmental, profits, severance, stamp, occupation, windfall profits, escheat, customs duties, import, export, franchise, estimated and other taxes of any kind whatsoever imposed by any Governmental Entity (whether payable directly or by withholding), together with any interest, fines, penalties, assessments, additions to tax or additional amounts imposed with respect to such items, including any liability for payment of taxes as a transferee or successor by contract or otherwise.

“Tax Returns” has the meaning ascribed to such term in Section 3.07.

“Transferred Intellectual Property” means all Intellectual Property of the Company as of immediately prior to the Closing, including, without limitation, all of the Transferred Patents.

“Transferred Patents” has the meaning ascribed to such term in Section 1.04(b).

“Transferred Shares” has the meaning ascribed to such term in the preamble to this Agreement.

“Upfront Consideration” has the meaning ascribed to such term in Section 1.02.

“U.S.” or “United States” means the United States of America, including its territories and possessions (excluding all military bases and other military installations outside of the continental United States, Alaska, Hawaii and Washington, D.C.).

“Valid Claim” means a claim of an issued and unexpired patent which has not been held permanently revoked, unenforceable or invalid by a decision of a court or other Governmental Entity of competent jurisdiction, unappealable or unappealed within the time allowed for appeal and that is not admitted to be invalid or unenforceable through reissue, disclaimer or otherwise (i.e., only to the extent the subject matter is disclaimed or is sought to be deleted or amended through reissue).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

“VAT” means value added tax imposed in any member state of the EU pursuant to Council Directive (EC) 2006/112 on the common system of value added tax and national legislation implementing that Directive or any predecessor to it, or supplemental to that Directive, or any similar tax which may be substituted for or levied in addition to it or any value added, sales turnover, goods and services or similar Tax imposed in a country which is not a member of the EU.

“Warranties” means the General Warranties and the Fundamental Warranties.

SECTION 7.08 Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or other means of electronic transmission, such as by electronic mail in “pdf” form), all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

SECTION 7.09 Entire Agreement. This Agreement, the Other Transaction Documents and the Non-Disclosure Agreement contain the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements, drafts, understandings, promises, undertakings or implications relating to such subject matter, whether written or oral. No provision of this Agreement shall be interpreted in favor of, or against, any party by reason of the fact that any such provision is inconsistent with any prior draft hereof. Nothing in this Section 7.09 shall be effective to limit or exclude any liability for fraud.

SECTION 7.10 Severability. If any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity or enforceability of any other provision hereof (or the remaining portion thereof) or the application of such provision (or the remaining portion thereof) to any other persons or circumstances. In the event that any provision of this Agreement shall be held by a court of competent jurisdiction to be invalid, illegal or unenforceable, such provision shall be limited or eliminated, but only to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect.

SECTION 7.11 Governing Law. This Agreement and any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with it or its subject matter or formation shall be governed by and construed in accordance with the law of England and Wales.

SECTION 7.12 Consent to Jurisdiction. Each party irrevocably agrees that the courts of England and Wales shall have non-exclusive jurisdiction to settle any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with this Agreement or its subject matter or formation. Each of Seller and CAI irrevocably appoints Parent at its registered office address from time to time as its agent to receive on its behalf in England or Wales service of any proceedings under Section 7.11. Each of Spero and Purchaser irrevocably appoints Osborne Clarke LLP at One London Wall, London EC2Y 5EB (or its

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

registered office from time to time) as its agent to receive on its behalf in England or Wales service of any proceedings under Section 7.11. In each case, such service shall be deemed completed on delivery to such agent (whether or not it is forwarded to and received by any appointor of such agent) and shall be valid until such time as the other relevant parties have received prior written notice that such agent has ceased to act as agent. If for any reason such agent ceases to be able to act as agent or no longer has an address in England or Wales, the appointor shall forthwith appoint a substitute acceptable to the other relevant parties and deliver to them the new agent’s name and address within England and Wales.

SECTION 7.13 Remedies. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity. Subject to Section 6.02(g), no remedy of any party that is based upon the inaccuracy or breach of any warranty, covenant or agreement of any other party shall be affected by any investigation conducted with respect to, or any knowledge acquired, at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to any facts, matters or circumstances giving rise to any such inaccuracy or breach, and subject as aforesaid no such investigation or knowledge shall limit any party’s right to rely on any warranties of the other party.

SECTION 7.14 Spero Therapeutics.

(a) Spero Therapeutics will procure that Purchaser performs its obligations under, and complies with the terms and conditions of, this Agreement. If Purchaser fails to perform any of its obligations under this Agreement, Spero Therapeutics shall indemnify Seller from and against any and all losses, damages, expenses, liabilities, claims, costs or proceedings which Seller may suffer or incur by reason of such failure. If Spero Therapeutics undergoes any reorganization, as part of such reorganization, it will provide Seller with the indemnity set forth in this Section 7.14(a) from its successor (provided such successor is of at least similar financial standing to Spero Therapeutics as of the date hereof, failing which it shall procure that such replacement indemnity is provided by an Affiliate of at least such similar financial standing).

(b) Spero Therapeutics will procure that Spero performs its obligations under, and complies with the terms and conditions of, the CAI Services Agreement. If Spero fails to perform any of its obligations under the CAI Services Agreement, Spero Therapeutics shall indemnify CAI from and against any and all losses, damages, expenses, liabilities, claims, costs or proceedings which CAI may suffer or incur by reason of such failure. If Spero Therapeutics undergoes any reorganization, as part of such reorganization, it will provide CAI with the indemnity set forth in this Section 7.14(b) from its successor (provided such successor is of at least similar financial standing to Spero Therapeutics as of the date hereof, failing which it shall procure that such replacement indemnity is provided by an Affiliate of at least such similar financial standing).

[Remainder of page intentionally left blank; signature page follows.]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the parties have duly executed this Agreement as a deed as of the date first written above.

Executed as a Deed on behalf of SPERO CANTAB UK LIMITED, a company incorporated in England and Wales, acting by Ankit Mahadevia, a director, in the presence of:	) ) ) )	/s/ Ankit Mahadevia
Signature of witness: /s/ Lisa Henrici		Director

Name: Lisa Henrici

Address: 675 Mass Ave 14th Fl. Cambridge, MA 02139

Occupation: Executive Assistant

Executed as a Deed on behalf of SPERO CANTAB

INC., a corporation incorporated in Delaware, acting

by Ankit Mahadevia, being a person who, in

accordance with the laws of that territory, is acting

under the authority of the company

	) ) ) ) ) )	/s/ Ankit Mahadevia Authorised signatory

SOLELY FOR PURPOSES OF SECTION 7.14:

Executed as a Deed on behalf of SPERO

THERAPEUTICS LLC, a limited liability company

formed in Delaware, by Ankit Mahadevia, being a

person who, in accordance with the laws of that

territory, is acting under the authority of the company

	) ) ) ) ) )	/s/ Ankit Mahadevia Authorised signatory

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Executed as a Deed on behalf of PBB

DISTRIBUTIONS LIMITED, a company

incorporated in Malta, by Michael Earl, being a

person who, in accordance with the laws of that

territory, is acting under the authority of the company

) ) ) ) ) )	/s/ Michael Earl Authorised signatory

Signed as a deed on behalf of NEW PHARMA

LICENSE HOLDINGS LIMITED, a company

incorporated in Malta, by Richard Garraway, being a

person who, in accordance with the laws of that

territory, is acting under the authority of the company

) ) ) ) ) )	/s/ Richard Garraway Authorised signatory

Executed as a Deed by CANTAB ANTI-

INFECTIVES LIMITED acting by Michael Earl, a

director, in the presence of:

Signature of witness: /s/ Justin Bowen

Name: Justin Bowen

Address: [***]

Occupation: Lawyer

) ) )	/s/ Michael Earl Director

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

SOLELY FOR PURPOSES OF ARTICLE VI:

Executed as a Deed by PRO BONO BIO PLC acting by Michael Earl, a director, in the presence of: Signature of witness: /s/ Justin Bowen Name: Justin Bowen Address: [***] Occupation: Lawyer	) ) )	/s/ Michael Earl Director

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT A

Program IP

(Attached)

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Polymyxin Cases

[***] - Link to EPO Family Information - here

CAI Ref	[***] Ref	Country	Application	Registered Proprietor/s	Application Number	Application Date	Status	Publication Number
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CAI Ref	[***] Ref	Country	Application	Registered Proprietor/s	Application Number	Application Date	Status	Publication Number
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

[***] - Link to EPO Family Information - here

CAI Ref	[***] Ref	Country	Application	Registered Proprietor/s	Application Number	Application Date	Status	Publication Number
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CAI Ref	[***] Ref	Country	Application	Registered Proprietor/s	Application Number	Application Date	Status	Publication Number
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

[***] - Link to WIPO Information - here

CAI Ref	[***] Ref	Country	Application	Registered Proprietor/s	Application Number	Application Date	Status	Publication Number
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] - Link to WIPO Information - here

CAI Ref	[***] Ref	Country	Application	Registered Proprietor/s	Application Number	Application Date	Status	Publication Number
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT B

Subscription Agreement

(Attached)

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of June 6, 2016 (the “Effective Date”), is made by and between Spero Cantab, Inc., a Delaware corporation (the “Company”), and PBB Distributions Limited, a company organized under the laws of Malta (“PBB”).

RECITALS

WHEREAS, the Company desires to issue and sell to PBB, and PBB desires to purchase from the Company, one hundred twenty-five (125) shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (“Common Stock”), which represent twelve and one-half percent (12.5%) of the Fully Diluted Shares (as defined below) as of the Effective Date.

NOW, THEREFORE, in consideration of the foregoing, the agreements set forth in this Agreement, and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Purchase and Sale of Shares; Anti-Dilution.

a. Purchase and Sale. Subject to the terms and conditions hereof, the Company hereby issues and sells to PBB, and PBB hereby subscribes for and agrees to purchase from the Company, the Shares as partial consideration for the “Transferred Shares”, as defined in and contemplated by that certain Stock Purchase Agreement by and among the Company, PBB and the other parties thereto, dated as of the date hereof (the “Stock Purchase Agreement”). Concurrently with the execution of this Agreement, PBB, Therapeutics (as defined below) and the Company shall enter into a shareholders agreement.

b. Anti-Dilution.

i. Subject to Section 1.c below, in the event that the Company conducts one or more financings that involve a sale of any equity securities of the Company to Spero Therapeutics, LLC, a Delaware limited liability company and parent of the Company (“Therapeutics”) or any affiliate thereof (such financing, an “Affiliate Financing”), then the Company shall issue to PBB, for no additional consideration, that number of additional shares of Common Stock as is required for PBB’s ownership of shares of Common Stock to be equal to twelve and one-half percent (12.5%) of the Fully Diluted Shares; provided, however, that (i) from and after such time as the Company has raised a cumulative total of at least [***] Dollars ($[***] USD) but less than [***] Dollars ($[***] USD) in one or more Affiliate Financings, then the Company shall issue to PBB, for no additional consideration, that number of additional shares of Common Stock as is required for PBB’s ownership of shares of Common Stock to be equal to [***] percent ([***]%) of the Fully Diluted Shares; (ii) from and after such time as the Company has raised a cumulative total of at least [***] Dollars ($[***] USD) but less than the Financing Threshold (as defined below) in one or more Affiliate Financings, then the Company shall issue to PBB, for no additional consideration, that number of additional shares of Common Stock as is required for PBB’s ownership of shares of

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Common Stock to be equal to five percent (5.0%) of the Fully Diluted Shares; and (iii) no additional shares shall be issued to PBB pursuant to this Section 1.b.i once the Company has achieved the Financing Threshold. For avoidance of doubt, if the Company achieves the Financing Threshold as a result of receiving proceeds in a particular Affiliate Financing (whether such Affiliate Financing is the first Affiliate Financing or a subsequent Affiliate Financing), then the Company shall issue to PBB, for no additional consideration, that number of additional shares of Common Stock as is required for PBB’s ownership of shares of Common Stock to be equal to five percent (5.0%) of the Fully Diluted Shares, which percentage shall be calculated as if such Affiliate Financing resulted in the Company having raised in gross proceeds only the amount that is necessary to achieve the Financing Threshold. For purposes of illustration only, if, prior to an Affiliate Financing, the Company had raised Seven Million Dollars ($7,000,000 USD) in gross proceeds creditable toward the Affiliate Financing Threshold and the Company raises in such Affiliate Financing Two Million Dollars ($2,000,000 USD) from the issuance and sale of shares of Common Stock to Therapeutics, then the number of shares of Common Stock issuable to PBB shall be calculated as if such Affiliate Financing resulted in the Company having raised exactly One Million Dollars ($1,000,000 USD) in gross proceeds. All shares of Common Stock issued to PBB pursuant to this Section 1.b.i shall be duly authorized and validly issued and considered fully paid and nonassessable. All such shares of Common Stock shall be free and clear of all encumbrances created, imposed or suffered to be imposed by the Company.

ii. For purposes of this Agreement, the term “Fully Diluted Shares” means (i) all of the issued and outstanding shares of Common Stock, preferred stock (calculated on an as-converted to Common Stock basis) and other capital stock or equity security of the Company (calculated on an as-converted to Common Stock basis); (ii) any issued and outstanding security which is convertible, with or without consideration, into any Common Stock, preferred stock or other equity security of the Company; (iii) any issued and outstanding security or other agreement carrying or including any warrant or right to subscribe to or purchase any Common Stock, preferred stock or other equity security of the Company; and (iv) any issued and outstanding options and warrants to purchase Common Stock, preferred stock or other equity security of the Company (calculated on an as-exercised, as converted to Common Stock basis).

iii. For purposes of this Agreement, the term “Financing Threshold” means the receipt by the Company of gross proceeds in the aggregate amount of Eight Million Dollars ($8,000,000 USD) through the issuance and sale by the Company of any equity securities of the Company in one or more Affiliate Financings.

iv. The rights of PBB set forth in this Section 1.b are not transferable or separately detachable from the underlying Common Stock.

c. Third Party Financings. Notwithstanding anything in this Agreement to the contrary, the parties agree that PBB and the other stockholders of the Company shall share ratably in any dilution of their respective equity interests in the Company resulting from any Third Party Financing (as defined below), and that the percentages set forth in Section 1.b above shall be ratable adjusted in the event of any dilution caused by a Third

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Party Financing. Nonetheless, for so long as PBB owns [***] percent ([***]%) of the Fully Diluted Shares, PBB shall have the right, but not the obligation, to purchase, at the price and on the terms offered in each sale of any equity securities of the Company to any third party other than Spero Therapeutics, LLC or any affiliate thereof (such financing, a “Third Party Financing”), all or a portion of that number of securities offered for sale in such Third Party Financing (“Offered Securities”) as is required for PBB to maintain its ownership percentage in effect immediately prior to such Third Party Financing. For avoidance of doubt, in the event the Company conducts any such additional Third Party Financing and PBB does not exercise its right to purchase Offered Securities pursuant to this Section 1.c, then PBB’s right to purchase Offered Securities at any future Third Party Financing pursuant to this Section 1.c shall be terminated.

d. Terms of Financing. The Company hereby covenants and agrees that any and all sales by the Company of its equity securities in any Affiliate Financing shall be made on good faith terms and at commercially reasonable valuations.

2. Representations.

a. Company Representations.

i. The Company is duly formed and validly existing under the laws of Delaware, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any other authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted.

ii. All corporate action required to be taken by the Company’s Board of Directors and stockholders in order to authorize the Company to enter into this Agreement and to issue the Shares has been taken. This Agreement constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

iii. The Shares have been duly authorized and, when issued, sold, and delivered in accordance with the terms of and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable.

iv. The Company represents that it has no debts or other financial or legal obligations, other than those obligations incurred in the ordinary course of business that would not materially adversely affect the Company’s performance under this Agreement or any other agreement between the Company and PBB.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

v. The authorized share capital, option plans and issuance, warrant issuance and any other equity securities (including securities convertible into or exchangeable for equity securities) of the Company (the “Company Capitalization”) as of the date hereof is as set forth in Schedule 2(a)(v)(i) of this Agreement, which includes (A) the aggregate number of issued and outstanding shares of capital stock of the Company (including shares of Common Stock and each series of convertible preferred shares) and (B) the aggregate number of shares of Common Stock issuable under all outstanding options, all outstanding warrants and all other outstanding securities or obligations which, by their terms, whether directly or indirectly, may be exercisable or exchangeable for, convertible into, or require the Company to issue, shares of Common Stock. All issued and outstanding shares of Common Stock and all issued and outstanding shares of preferred stock are validly issued, fully paid and non-assessable. Upon the consummation of the transactions contemplated hereby, the Company Capitalization will be as set forth in Schedule 2(a)(v)(ii) of this Agreement.

vi. Neither the Company nor any person acting on behalf of the Corporation has offered or sold any of the Shares by any form of general solicitation or general advertising (within the meaning of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder). The Company agrees that the foregoing representations and warranties shall survive the Company’s issuance of the Shares, as well as any investigation made by any party relying on the same.

b. PBB Representations.

i. PBB has full power and authority to enter into this Agreement. When executed and delivered by PBB, this Agreement will constitute a valid and legally binding obligation of PBB, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

ii. PBB does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares, and PBB has not been formed for the specific purpose of acquiring the Shares.

iii. PBB has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. PBB’s subscription and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of its jurisdiction.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

3. Miscellaneous.

a. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses (or such other address as either party shall have specified by notice in writing to the other):

If to the Company:

Spero Cantab, Inc.

675 Massachusetts Avenue, 14th Floor

Cambridge, MA 02139

Attention: Ankit Mahadevia

Email: [***]

With a copy to:

Mintz Levin

One Financial Center

Boston, MA 02111

Attention: Lewis J. Geffen, Esq.

Email: [***]

If to PBB:

c/o Pro Bono Bio PLC

Leverton House

13 Bedford Square

London WC1B 3RA

England

Attention: Michael Earl/Justin Bowen

E-mail: [***]

With a copy to:

DAC Beachcroft LLP

100 Fetter Lane

London EC4A 1BN

England

Attention: Jonathan Deverill

Email: [***]

b. Amendment. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally or by course of dealing, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

c. Parties in Interest. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not.

d. Headings. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

e. Choice of Law. It is the intention of the parties that the internal laws, and not the laws of conflicts, of the State of Delaware should govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties hereto.

f. Counterparts. This Agreement may be executed in any number of counterparts, including by facsimile transmission, and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

g. Submission to Jurisdiction. With respect to any suit, action or proceeding relating to any offers, purchases or sales of the Shares by the undersigned (“Proceedings”), the undersigned irrevocably submits to the jurisdiction of the federal or state courts located in the Commonwealth of Massachusetts, which submission shall be exclusive unless none of such courts has lawful jurisdiction over such Proceedings.

h. Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

i. Entire Agreement. This Agreement, together with the Stock Purchase Agreement, constitutes the entire agreement between the Company and PBB with respect to the subject matter hereof and supersedes all prior agreements and understandings related to such subject matter.

*         *         *         *

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the parties hereto have duly executed this Subscription Agreement as of the date first written above.

COMPANY:

SPERO CANTAB, INC.

By:
Name:	Ankit Mahadevia
Title:	Chief Executive Officer

PBB:

PBB DISTRIBUTIONS LIMITED

By:
Name:
Title:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

SCHEDULE 2(a)(v)(i)

Name of Shareholders	Number of Shares
Spero Therapeutics, LLC	875

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

SCHEDULE 2(a)(v)(ii)

Name of Shareholders	Number of Shares
Spero Therapeutics, LLC	875
PBB Distributions Limited	125

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT TO STOCK PURCHASE AGREEMENT

This AMENDMENT TO STOCK PURCHASE AGREEMENT (this “Amendment”), effective as of July 18, 2017, is made by and among Spero Cantab, Inc. (“Cantab”), PBB Distributions Limited (“PBB”), Spero Cantab UK Limited, Spero Therapeutics, Inc. (formerly Spero Therapeutics, LLC), New Pharma License Holdings Limited, Cantab Anti-Infectives LTD and Pro Bono Bio PLC.

WHEREAS, the parties entered into that certain Stock Purchase Agreement, dated June 6, 2016 (the “Agreement”).

WHEREAS, Cantab and PBB entered into a Stock Purchase Agreement on the same date hereof, pursuant to which PBB transferred to Cantab, and Cantab repurchased from PBB, certain shares of Cantab’s common stock in exchange for cash consideration and increased Milestone Consideration (as defined in the Agreement) as set forth in such agreement (the “Repurchase”).

WHEREAS, in consideration of the Repurchase and related transactions, the parties hereto desire to amend certain terms and conditions of the Agreement as set forth herein.

NOW, THEREFORE, in consideration of these premises and the mutual promises herein made, the parties hereto agree as follows:

1. Amendments.

a. In Section 1.03(a)(i)(A) of the Agreement, the first Regulatory Milestone Event of [***] is increased from $[***] to $[***]; and

b. In Section 1.03(a)(i)(B) of the Agreement, the second Regulatory Milestone Event of [***] is increased from $[***] to $[***].

2. Ratification of Agreement; Capitalized Terms. Except as expressly modified by this Amendment, the Agreement is hereby ratified and confirmed in all respects. Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Agreement.

3. Entire Agreement. This Amendment, together with the Agreement and any schedules, exhibits, and other documents referenced therein, constitute the entire agreement among the parties hereto and supersede any prior correspondence or documents evidencing negotiations between the parties, whether written or oral.

4. Governing Law. This Amendment is made pursuant to and shall be governed by, interpreted under, and the rights of the parties determined in accordance with, the laws of England and Wales, without reference to principles of conflicts of law thereof.

5. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first above written.

SPERO CANTAB, INC.

By:	/s/ Ankit Mahadevia
Name:	Ankit Mahadevia
Title:	Chief Executive Officer

SPERO CANTAB UK LIMITED

By:	/s/ Ankit Mahadevia
Name:	Ankit Mahadevia
Title:	Director

SPERO THERAPEUTICS, INC.
(formerly Spero Therapeutics, LLC)

By:	/s/ Ankit Mahadevia
Name:	Ankit Mahadevia
Title:	Chief Executive Officer

NEW PHARMA LICENSE HOLDINGS LIMITED

By:	/s/ Ankit Mahadevia
Name:	Ankit Mahadevia
Title:	Director

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first above written.

PBB DISTRIBUTIONS LIMITED

By:	/s/ Michael Earl
Name:	Michael Earl
Title:	Director

CANTAB ANTI-INFECTIVES LIMITED

By:	/s/ Michael Earl
Name:	Michael Earl
Title:	Director

PRO BONO BIO PLC

By:	/s/ Michael Earl
Name:	Michael Earl
Title:	Director

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.